SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐ Soliciting Material under Rule 14a-11(c) or Rule 14a-12

Global Preferred Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1
EXECUTIVE OFFICERS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN TRANSACTIONS
STOCKHOLDER RETURN
NEW PLAN BENEFITS
PROPOSAL 2
PROPOSAL 3
PROPOSAL 4
PROPOSAL 5
REPORT OF THE AUDIT COMMITTEE
STOCKHOLDER PROPOSALS
OTHER MATTERS
APPENDIX A
APPENDIX B
EXHIBIT A

11315 Johns Creek Parkway
Duluth, Georgia 30097

July 1, 2002

Dear Stockholder:

     On behalf of the board of directors and management of Global Preferred Holdings, Inc., we cordially invite you to attend the Annual Meeting of Stockholders to be held on Tuesday, July 30, 2002, at 10:00 a.m., local time, at the J. W. Marriott Hotel, 3300 Lenox Road, Atlanta, Georgia.

     Enclosed is a notice of matters to vote on at the meeting, our proxy statement, proxy card and our 2001 Annual Report.

     It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking the enclosed proxy card. Please then sign and date the proxy card and return it in the enclosed envelope whether or not you plan to attend the meeting. Returning the proxy does not deprive you of your right to attend the meeting and vote your shares in person. If you do attend and wish to vote in person, you may revoke your proxy at the meeting. If you plan to attend the meeting, please check the proxy card in the space provided. This will assist us with meeting preparations.

     If you plan to attend the meeting and your shares are held beneficially through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

     Your vote is very important and we appreciate your cooperation in considering and acting on the matters presented.

Sincerely,

Edward F. McKernan Chief Executive Officer and President

11315 Johns Creek Parkway
Duluth, Georgia 30097
(770) 248-3311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 30, 2002

To Our Stockholders:

     The 2002 Annual Meeting of Stockholders of Global Preferred Holdings, Inc. will be held at the J.W. Marriott Hotel, 3300 Lenox Rd., Atlanta, Georgia, on Tuesday, July 30, 2002, at 10:00 a.m., local time. At the meeting, stockholders will be asked to:

1.	elect six (6) directors for a one year term;

2.	ratify the Global Preferred Holdings, Inc. Stock Incentive Plan and the options granted thereunder;

3.	ratify the Global Preferred Holdings, Inc. Directors Stock Option Plan and the options granted thereunder;

4.	ratify the grant of options to purchase common stock to S. Hubert Humphrey, Jr.;

5.	ratify the appointment of KPMG LLP as Global Preferred Holdings, Inc.’s independent auditors for the fiscal year ending December 31, 2002; and

6.	consider any other business properly brought before the Annual Meeting or any adjournment thereof.

     The foregoing matters are more fully described in the proxy statement accompanying this notice.

     The board of directors has fixed the close of business on June 24, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors,

Edward F. McKernan Chief Executive Officer and President
July 1, 2002 Atlanta, Georgia

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE THAT HAS BEEN PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

Global Preferred Holdings, Inc.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD
JULY 30, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     Our board of directors is soliciting proxies to be used at our annual meeting of stockholders (“Annual Meeting”) to be held at the J.W. Marriott Hotel, 3300 Lenox Road, Atlanta, Georgia, on Tuesday, July 30, 2002 at 10:00 a.m., local time, or at any adjournment or postponement thereof.

     This proxy statement, the accompanying proxy card and our 2001 Annual Report were mailed on or about July 1, 2002 to all stockholders entitled to vote at the meeting.

Who Can Vote

     Stockholders of record at the close of business on June 24, 2002 are entitled to notice of and to vote at the Annual Meeting. At the close of business on June 24, 2002, we had outstanding 4,141,684 shares of our common stock, each of which is entitled to one vote on each matter to be voted on at the Annual Meeting.

How to Vote

     Whether or not you plan to attend the Annual Meeting, you may vote your shares by signing, dating and returning the proxy card in the enclosed postage-paid envelope.

     Stockholders who hold their shares through a bank or broker should vote their shares in the manner prescribed by their brokers. If you do not specify how to vote your shares on your proxy card, we will vote them in accordance with the recommendations of our board of directors for the proposals described in this proxy statement and on any other business that may come before the meeting.

Revoking Your Proxy

     You may revoke your proxy at any time before it is exercised by:

•	sending a written revocation to us at the address above to the attention of Caryl P. Shepherd, Secretary;

•	submitting a properly signed proxy with a later date; or

•	voting in person at the meeting.

Required Votes

     Votes Required to Hold the Annual Meeting. A majority of the shares of common stock issued and outstanding on June 24, 2002, present in person at the meeting or represented at the meeting by proxy, will constitute a quorum. Shares that are voted “FOR,” “AGAINST,” “ABSTAIN” or “WITHHELD” from a proposal are treated as being present at the meeting for the purpose of establishing a quorum. Furthermore, shares represented by proxies returned by a broker holding such shares in nominee or “street” name will be counted as present for purposes of determining whether a quorum exists, even if such shares are not voted on matters where discretionary voting by the broker is not allowed (“broker non-votes”).

     Votes Required to Elect Directors and Adopt Other Proposals. Directors will be elected by a plurality of the votes cast which means the six nominees who receive the highest number of votes will be elected as directors. Accordingly, withheld votes and broker non-votes, if any, will not be counted in computing a plurality and thus will have no effect on the results of the election of such nominees.

     Approval of each of the other proposals requires the affirmative vote of a majority of the votes represented by the shares of common stock cast with respect to each such matter. Abstentions will have the same effect as a vote against these proposals. With respect to broker non-votes, the shares will not be considered present at the meeting for the proposal to which authority was withheld. Consequently, broker non-votes will not be counted with regard to the other proposals, but they will have the effect of reducing the number of affirmative votes required to approve the proposal, because they reduce the number of shares represented from which a majority is calculated.

     Householding. The Securities Exchange Commission recently approved a new rule concerning the delivery of annual disclosure documents. The rule allows us to send a single copy of our annual report and proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports and proxy statements. Each stockholder in the household will continue to receive a separate proxy card.

     If you would like to receive your own set of our annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•	If your shares are registered in your own name, please contact our transfer agent, American Stock Transfer & Trust, and inform them of your request by calling them at 1-800-937-5449 or writing to them at American Stock Transfer & Trust Investor Services, Proxy Processing, 59 Maiden Lane, Plaza Level, New York, New York 10038.

•	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

     The board of directors of Global Preferred currently consists of six members, Joseph F. Barone, Edward F. McKernan, Eugene M. Howerdd, Jr., Thomas W. Montgomery, Milan M. Radonich, and C. Simon Scupham. At the Annual Meeting, six directors will be elected for a one-year term that will expire upon the election and qualification of successor directors at the 2003 Annual Meeting of Stockholders. Each of the current members of the board of directors has been nominated to stand for reelection as a director at the Annual Meeting.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. Directors will be elected by of a plurality of the votes cast at the Annual Meeting.

Director Nominees

     The following sets forth certain information regarding the nominees for director.

     Joseph F. Barone, 65, has served as a Director since June 1998 and as Chairman since January 2002. Since July 1997, Mr. Barone has been Managing Director of Research for Firemark Investments, a private investment firm. From January 1992 through June 1997, Mr. Barone was a Senior Vice President with Swiss Re Insurance. Prior to his tenure with Swiss Re, Mr. Barone was a Managing Director of Investment Banking for the insurance industry at Bear, Stearns & Co., Inc. Mr. Barone is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association of Insurance and Financial Analysts.

     Edward F. McKernan, 46, has served as a Director since August 1997. Mr. McKernan was elected as Chief Executive Officer in January 2002, as President in December 2000. Mr. McKernan was elected President of our subsidiary, Global Preferred Re Limited (“Global Preferred Re”), in December 2000, and as a Director in April 2002. Mr. McKernan has served as the Actuary for Global Preferred Re since April 1996. From December 1997 until March 2002, Mr. McKernan served as Chief Financial Officer of Global Preferred. From August 1995 until December 2000, Mr. McKernan served as Senior Vice President and as Senior Vice President of Global Preferred Re. From April 1996 until June 2001, Mr. McKernan was also Senior Vice President and Actuary of World Marketing Alliance, Inc. (“WMA Agency”). Prior to joining our company, Mr. McKernan was a Senior Manager in the Life Actuarial Consulting Practice of KPMG LLP from 1993 through 1996. From August 1990 through September 1993, Mr. McKernan was the Marketing Actuary of U.S. Operations for Seaboard Life Insurance Company. Prior to his tenure with Seaboard Life, Mr. McKernan was employed as a consultant associated with Tillinghast, a Towers Perrin company, an international actuarial consulting firm. Mr. McKernan is a Fellow of the Society of Actuaries and a Member of the American Academy of Actuaries.

     Eugene M. Howerdd, Jr., 67, has served as a Director since May 2001. Mr. Howerdd is Chairman and Chief Executive Officer of Howerdd Financial Corporation, a diversified financial company that he founded in 1989. Prior to 1989, Mr. Howerdd served as Chairman of William W. Lowry & Associates, which was acquired by USF&G Insurance Company. From 1996 through January 2001, Mr. Howerdd also served as president of WMA Investment Advisors, Inc., a firm offering asset allocation modeling, portfolio rebalancing and separate account money management.

     Thomas W. Montgomery, 53, has served as a Director since March 1995 and a Director of Global Preferred Re since August 1995. From March 1995 until December 2001, Mr. Montgomery served as Executive Vice President and Secretary. Mr. Montgomery served as Executive Vice President of Global Preferred Re from August 1995 until December 2001. Mr. Montgomery is president of WMA Agency. Mr. Montgomery serves as a director of World Money Group, Inc., a financial services holding company. Mr. Montgomery is a certified public accountant, member of the American Institute of Certified Public Accountants and a member of the Georgia Society of Certified Public Accountants.

     Milan M. Radonich, 51, has served as a Director since July 2001. Since May 2002, Mr. Radonich has been Chief Financial Officer of Benfield Blanch, Inc., a subsidiary of Benfield Group, a global provider of insurance, reinsurance and risk advisory services. From October 2001 to April 2002, Mr. Radonich was self-employed as an independent consultant. From September 2000 to September 2001, Mr. Radonich was Chief Financial Officer of Allied North American Insurance Brokerage Corp. of New York, an independently owned, multi-line insurance brokerage firm. Prior to his affiliation with Allied, Mr. Radonich was with Ernst & Young LLP for 27 years in the insurance industry practice. Mr. Radonich is a certified public accountant, a Fellow of the Life Management Institute and serves as Co-Chairman of the Society of Insurance Financial Management’s Accounting Committee. Mr. Radonich also holds memberships in the American Institute of Certified Public Accountants, the FLMI Society of Greater New York, the New York Area IASA, and the Illinois and New York State Certified Public Accountant Societies.

     C. Simon Scupham, 48, has served as a Director since April 1996 and as a Director of Global Preferred Re since August 1995. Since 1991, Mr. Scupham has been Chairman of CFM Insurance Managers Ltd., a member of the Mutual Risk Management Ltd. group of companies, which provides professional management services to international companies operating in Bermuda. Prior to joining CFM, Mr. Scupham served as the General Manager of Bermuda operations of the Kemper Group. Mr. Scupham is a qualified Chartered Accountant and Associate Fellow of the Institute of Mathematics and its Applications. Mr. Scupham is also a director of MRM Global Captive Group and Chairman of Shoreline Mutual Management (Bermuda) Ltd.

Vote Required; Recommendation of the Board

     The six nominees for director receiving the highest number of affirmative votes of shares entitled to be voted for them shall be elected to the board of directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

     The board of directors recommends a vote FOR each named nominee.

Board of Directors Meetings and Committees

     During the year ended December 31, 2001, the board of directors held six formal meetings, and took action by unanimous written consent six times. All of the incumbent directors attended at least 75% of the aggregate total number of meetings of the board of directors and meetings of committees of the board of directors on which they served.

     Compensation Committee. The board of directors has established a Compensation Committee, composed of independent directors, on which Messrs. Barone, Howerdd and Scupham serve. The Compensation Committee reviews and evaluates the compensation and benefits of all the officers, reviews general policy matters relating to compensation and benefits of employees, including the administration of the Global Preferred Holdings, Inc. Stock Incentive Plan, and makes recommendations concerning these matters to the board of directors. The Compensation Committee held six meetings in 2001.

     Audit Committee. The board of directors has also established an Audit Committee, comprised of independent directors, on which Messrs. Barone, Radonich and Scupham serve. The Audit Committee held four meetings in 2001. The Audit Committee is responsible for:

•	engaging independent accountants;

•	approving independent audit fees;

•	reviewing quarterly and annual financial statements, audit results and reports, including management comments and recommendations thereto;

•	reviewing our system of controls and policies, including those covering conflicts of interest and business ethics;

•	evaluating reports of actual or threatened litigation;

•	considering significant changes in accounting practices; and

•	examining improprieties or suspected improprieties, with the authority to retain outside counsel or experts.

     Investment Committee. The board of directors has established an investment committee, comprised of Messrs. Barone, McKernan, Montgomery and Howerdd, to periodically review the guidelines and investment portfolio and to make recommendations to the board of directors regarding any changes. Global Preferred’s Chief Accounting Officer, Vice President, Treasurer, Secretary and Controller, Ms. Shepherd, also participates in an advisory role in meetings of the Investment Committee. The board of directors reviews the guidelines annually.

     We have no standing nominating or other committee performing similar functions. The board of directors as a whole acts as a nominating committee to select nominees for election as directors. The board of directors will consider nominees recommended by stockholders if submitted to the board in accordance with the procedures specified in our Bylaws.

Compensation Committee Interlocks and Insider Participation

     C. Simon Scupham is the Chairman of CFM Insurance Managers Ltd., which acts as the principal representative for Global Preferred Re in Bermuda.

Compensation of Directors

     The non-employee members of the board of directors, Messrs. Barone, Howerdd, Montgomery, Scupham and Radonich, receive compensation of $1,500 per quarter for their service on the board of directors. In addition, we pay non-employee directors $500 for each board meeting or committee meeting attended. Directors who are employees do not receive any compensation for services performed in their capacity as directors. We reimburse each director for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors and any of its committees.

     Non-employee directors are also eligible to receive stock options under the Directors Stock Option Plan, which was adopted by the board in January 2002 and is being presented to the stockholders for ratification at the Annual Meeting. Under the terms of the Directors Stock Option Plan, upon initially becoming an eligible director, a director is entitled to receive an option to purchase 7,500 shares of our common stock. At the end of each completed year of service as an eligible director, a director shall be granted an option to purchase 2,500 shares of common stock. All options granted under the Directors’ Stock Option Plan are fully vested as of the date of grant and have an exercise price equal to the fair market value of the underlying shares on the date of grant. Pursuant to the Directors’ Stock Option Plan, 280,000 shares of common stock are reserved for issuance. Upon completion of a firm commitment, underwritten public offering of our common stock, we intend to grant options under this Plan to our five non-employee directors as described below in the table entitled “New Plan Benefits.”

EXECUTIVE OFFICERS

     In addition to Mr. McKernan, whose information is described above, set forth below are each of our other executive officers. There are no family relationships between any of our directors or executive officers.

Name	Age	Position

Bradley E. Barks	43	Chief Financial Officer and Senior Vice President of Finance
Caryl P. Shepherd	32	Chief Accounting Officer, Treasurer, Controller, Secretary and Vice President; Vice President and Treasurer of Global Preferred Re
Thomas J. Bobowski	43	Vice President of Marketing

     Bradley E. Barks has served as our Chief Financial Officer and Senior Vice President of Finance since March 2002. Prior to joining our company, Mr. Barks was self-employed as an independent financial and management consultant. From 1990 to 2000, Mr. Barks served as Senior Vice President of Finance of LifeUSA Holding, Inc. and its successor company Allianz Life Insurance Company of North America. Prior to his tenure with LifeUSA, Mr. Barks was employed as a Senior Consultant for Touche Ross & Co. from 1981 to 1990. Mr. Barks is a certified public accountant, a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

     Caryl P. Shepherd has served as Chief Accounting Officer since February 2002, as Secretary since December 2001, as Vice President since December 2000, and as Vice President and Treasurer of Global Preferred Re since December 2000. Ms. Shepherd joined our company in November 1997 as Controller and was named Treasurer in December 1997, positions she continues to hold. Ms. Shepherd held the position of Assistant Secretary from December 2000 until her election as Secretary. From April 1995 through October 1997, Ms. Shepherd was a Senior Accountant with Western Reserve Assurance Co. of Ohio (“Western Reserve”). Prior to her tenure with Western Reserve, Ms. Shepherd was a Senior Auditor for the public accounting firm of Ernst & Young LLP specializing in life insurance. Ms. Shepherd is a certified public accountant, a Fellow of the Life Management Institute and a member of the American Institute of Certified Public Accountants.

     Thomas J. Bobowski has served as our Vice President of Marketing since March 2002. Prior to joining our company, Mr. Bobowski served as the Vice President of Business Development for DotPlanet.com, Inc. From 1998 until 1999, Mr. Bobowski served as Director of Global Operations for WMA Agency. Prior to his tenure at WMA Agency, Mr. Bobowski was Vice President of Business Development for The Midland Life Insurance Company from 1996 to 1998. Mr. Bobowski is a Chartered Life Underwriter and Certificate Fund Specialist.

Summary Compensation Table

     The following table shows compensation we paid to our Chief Executive Officer and next most highly compensated executive officers for the last three fiscal years (collectively, the “Named Executive Officers”).

						Long-Term Compensation
		Annual Compensation
						Securities
				All Other		Underlying
Name and Principal Position	Year	Salary	Bonus	Compensation		Options

S. Hubert Humphrey, Jr.(1)	2001	—	—	$23,616	(2)	—
Former Chief Executive Officer	2000	—	—	48,922	(2)	450,000 (4)
	1999	—	—	48,851	(2)	—
Edward F. McKernan	2001	$258,333	$40,000	$33,462	(3)	—
Chief Executive Officer and President	2000	203,347	—	84,948	(3)	52,500 (4)
	1999	181,867	—	65,522	(3)	—
Caryl P. Shepherd	2001	$85,731	$20,000	$—		—
Chief Accounting Officer, Treasurer,	2000	80,300	—	—		3,750 (4)
Controller, Secretary and Vice President	1999	77,975	—	—		—

(1)	Mr. Humphrey retired effective December 28, 2001.

(2)	Amounts shown represent payments made to entities controlled by Mr. Humphrey pursuant to written agreements between these entities and Global Preferred. These payments, while not paid directly to Mr. Humphrey, may be deemed indirect compensation to Mr. Humphrey.

(3)	Amounts shown represent payments made to Mr. McKernan by WMA Agency, which may be deemed to be indirect compensation from Global Preferred to Mr. McKernan based on the common control of Global Preferred and WMA Agency by Mr. Humphrey until June 2001.

(4)	All of these options were granted under our 1999 Stock Option Plan and by their terms expired on January 1, 2002. Accordingly, these options had no value as of December 31, 2001.

Option Grants in Last Fiscal Year

     The following table sets forth all individual grants of stock options during the year ended December 31, 2001 to each of the Named Executive Officers:

	Number of Securities Underlying
	Unexercised Options		Value of Unexercised In-the-Money
	at Fiscal Year-End		Options at Fiscal Year-End

Name	Exercisable	Unexercisable(1)	Exercisable	Unexercisable(1)

S. Hubert Humphrey, Jr.	—	450,000	$—	$—
Edward F. McKernan	—	52,500	$—	$—
Caryl P. Shepherd	—	3,750	$—	$—

(1)	All of these options were granted under our 1999 Stock Option Plan and by their terms expired on January 1, 2002. Accordingly, these options had no value as of December 31, 2001.

Employment Agreements

     Edward F. McKernan, Chief Executive Officer and President, is employed pursuant to a written employment agreement. Mr. McKernan’s employment agreement has an initial term of three years beginning January 1, 2002 and is automatically renewed for additional one-year periods unless either party provides written notice of termination at least 60 days in advance of the expiration date of the current term. Mr. McKernan will receive a base salary of $325,000 for the year ended December 31, 2002, plus options to purchase 75,000 shares of common stock, to be granted upon completion of a firm commitment, underwritten public offering. Mr. McKernan is eligible for an annual bonus in an amount to be determined by the board of directors. If, within 90 days of a change of control of Global Preferred, Mr. McKernan resigns for good reason, as defined in the agreement, or is terminated without cause we will pay him an amount equal to 35 months of his then-current base salary over a twelve month period or in one lump sum payment. Upon Mr. McKernan’s resignation for good reason or termination not for cause unrelated to a change of control, we will pay his base salary for the greater of twelve months or the number of months remaining on his employment agreement, not to exceed 24 months. Mr. McKernan’s employment agreement includes post-employment restrictive covenants not to solicit our customers or recruit our employees.

     Bradley E. Barks, Chief Financial Officer and Senior Vice President of Finance, is employed pursuant to a written employment agreement. Mr. Barks’ employment agreement has an initial term from March 4, 2002 through February 28, 2003 and is renewable by agreement of the parties for additional one-year periods. Mr. Barks will receive a base salary of $250,000 for the initial term, plus options to purchase 20,000 shares of common stock, to be granted upon completion of a firm commitment, underwritten public offering. We paid Mr. Barks a signing bonus of $9,200 and have agreed to pay $59,450 towards his relocation expenses and up to six months of actual rental costs for temporary housing prior to his relocation. Mr. Barks is eligible for an annual bonus in an amount to be determined by the board of directors. If Mr. Barks resigns for good reason, as defined in the agreement, or is terminated without cause, we will pay him an amount equal to three months of his base salary if he is terminated prior to completion of a public offering of our common stock or twelve months of his then-current base salary if he is terminated after completion of a public offering. Mr. Barks’ employment agreement includes post-employment restrictive covenants not to solicit our customers or recruit our employees.

     Caryl P. Shepherd, Chief Accounting Officer, Treasurer, Secretary, Controller and Vice President, is employed pursuant to a written employment agreement. Ms. Shepherd’s employment agreement has an initial term from February 1, 2002 through January 31, 2003 and is renewable by agreement of the parties for additional one-year periods. Ms. Shepherd will receive a base salary of $100,000 for the initial term, plus options to purchase 30,000 shares of common stock to be granted upon completion of a firm commitment, underwritten public offering. Ms. Shepherd is eligible for an annual bonus in an amount to be determined by the board of directors. Upon Ms. Shepherd’s resignation for good reason, as defined in the agreement, or termination not for cause, we will pay her base salary for twelve months. Ms. Shepherd’s employment agreement includes post-employment restrictive covenants not to solicit our customers or recruit our employees.

     Thomas J. Bobowski, Vice President of Marketing, is employed pursuant to a written employment agreement. Mr. Bobowski’s employment agreement has an initial term from March 4, 2002 through February 28, 2003 and is renewable by agreement of the parties for additional one-year periods. Mr. Bobowski will receive a base salary of $122,000 for the initial term, plus options to purchase 12,500 shares of common stock to be granted upon completion of a firm commitment, underwritten public offering. Mr. Bobowski is eligible for an annual bonus in an amount to be determined by the board of directors. Upon Mr. Bobowski’s resignation for good reason, as defined in the agreement, or termination not for cause, we will pay his base salary for three months. For each month of Mr. Bobowski’s employment over three months, his separation payment upon resignation for good reason or termination without cause will be increased by one month, with a maximum payment equal to twelve months his base salary. Mr. Bobowski’s employment agreement includes post-employment restrictive covenants not to solicit our customers or recruit our employees.

Equity Compensation Plan Information

     The following chart gives aggregate information regarding grants under all equity compensation plans of Global Preferred through December 31, 2001.

			Number of securities
			remaining available for
			future issuance
	Number of securities		under equity
	to be issued	Weighted-average	compensation plans
	upon exercise of	exercise price of	(excluding
	outstanding	outstanding	securities
	options, warrants	options, warrants	reflected in 1st
Plan category	and rights	and rights	column)

Equity compensation plans approved by security holders	-0-	$0.00	-0-
Equity compensation plans not approved by security holders(1)	420,000	$0.00	1,460,000

Total	420,000	$0.00	1,460,000

(1)	Represents options granted under the Stock Incentive Plan, the Directors Stock Option Plan and pursuant to an agreement with S. Hubert Humphrey, Jr., each of which were approved by board of directors in January 2002 and are being presented to the stockholders for ratification at the Annual Meeting.

     Non-Shareholder Approved Stock Options. Each of the Stock Incentive Plan, Directors Stock Option Plan and the agreement to grant options to S. Hubert Humphrey, Jr. are being presented to the stockholders at the Annual Meeting for ratification. Please see the discussion of each of the plans and the agreement in Proposals 2, 3 and 4, respectively.

Limitation of Liability and Indemnification of Officers and Directors

     Our certificate of incorporation and bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. We believe that the provisions in our certificate of incorporation and bylaws are necessary to attract and retain qualified persons as directors and officers.

     We have also entered into agreements to indemnify our directors and certain of our officers to the fullest extent permitted under Delaware law. In these agreements, we have agreed to defend, hold harmless and indemnify our directors and certain of our officers against any obligation to pay a judgment, penalty, fine, expenses and settlement amounts in connection with any action, suit or proceeding brought by reason of the fact that he or she is a director or officer, as the case may be, or is serving, at our request, as a director, officer, employee, agent or consultant of another entity. No indemnification will be provided for any misappropriation of any business opportunity, any act or omission involving intentional misconduct or a knowing violation of law, any transaction from which an improper personal benefit was received and other types of liability under Delaware law. Further, we will pay expenses incurred by directors and officers in defending any covered action, suit or proceeding in advance of the final disposition of such action, suit or proceeding.

     We have purchased directors and officers liability insurance in the aggregate primary limit of $10 million, and excess policies in the aggregate amount of $15 million.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has furnished the following report on executive compensation in accordance with the rules and regulations of the Securities and Exchange Commission. This report outlines the duties of the Committee with respect to executive compensation, the various components of our compensation program for executive officers and other key employees, and the basis on which the 2001 compensation was determined for our executive officers, with particular detail given to the 2001 compensation for the Chief Executive Officer. The following report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Global Preferred specifically incorporates this report by reference.

Introduction

     During the fiscal year ended December 31, 2001, the Compensation Committee of the board of directors (the “Committee”) consisted of independent directors, Joseph F. Barone, Eugene M. Howerdd, Jr. and C. Simon Scupham.

     Global Preferred’s executive compensation policy, as implemented by the Committee, is designed to provide a competitive compensation program that will enable Global Preferred to attract, motivate, reward and retain executives who have skills, experience and talents required to promote the short-term and long-term financial performance and growth of Global Preferred. The compensation policy is designed to link compensation to the value and level of the performance of the executive as well as to Global Preferred’s performance. In so doing, the policy strives to align the financial rewards to Global Preferred’s executive officers with the financial interests of its stockholders.

     The Committee seeks to achieve these objectives by implementing, as the principal components of compensation, a program of base salary, incentive bonus compensation and equity-based incentives. The compensation decisions of the Committee relative to Global Preferred’s executive officers and key employees are described below as to each of the foregoing components.

Compensation of Executive Officers Generally

     Base Salary. Base salary levels for each of Global Preferred’s executive officers, including the Chief Executive Officer, are generally set within a range of base salaries that the Committee believes are paid to similar executive officers at companies deemed comparable based on the similarity in revenue level, industry segment and competitive employment market to Global Preferred. In addition, the Committee generally takes into account Global Preferred’s past financial performance and future expectations, as well as the performance of the executives and changes in the executives’ responsibilities. The base salaries of the executive officers for fiscal 2001 were not linked to company-specific performance criteria.

     Incentive Cash Bonuses. Global Preferred’s executive officers, as well as other employees, are eligible to receive cash bonus awards. The Committee determines eligible participants, performance goals, measurement criteria, performance ratings and amount and timing of payments. The judgment of the Committee, and of the Chief Executive Officer in the case of other executive officers, as to the impact of the individual on Global Preferred’s financial performance are also considered. All awards are paid in full, in cash, following the year of performance. Bonus awards are granted to executive officers at the sole discretion of the Committee.

     Equity Incentives. The Committee believes that long-term incentive compensation in the form of stock options is the most direct way of making executive compensation dependent upon increases in stockholder value. The Stock Incentive Plan provides the means through which executive officers can build an investment in common stock which will align the officers’ economic interests with the interests of Global Preferred’s stockholders. The plan also utilizes vesting periods in order to encourage key employees to continue to be employed by Global Preferred. Under the Stock Incentive Plan, Global Preferred may award incentive stock options, non-qualified stock options, restricted stock awards and stock appreciation rights. During the fiscal year ended December 31, 2001, the board approved the grant of 137,500 options to purchase shares of common stock to Global Preferred’s executive officers, subject to the completion of a firm commitment, underwritten public offering of the common stock.

     For the current fiscal year, the Committee intends to recommend to the board of directors that options be granted to all employees based upon Global Preferred’s achievement of financial objectives and the Committee’s assessment of the individual’s contribution to Global Preferred’s performance.

     Other Benefits. Executive officers also participate, on a voluntary basis, in Global Preferred’s regular employee benefit programs, including group medical and dental coverage, group life insurance and group long-term disability insurance. In addition, executive officers receive, along with and on the same terms as other employees, certain benefits pursuant to Global Preferred’s 401(k) Plan.

Compensation of the Chief Executive Officer

     The Committee annually reviews the performance and compensation of the Chief Executive Officer based on the assessment of his past performance and its expectation of his future contributions to Global Preferred’s performance.

     S. Hubert Humphrey, Jr. served as Chief Executive Officer from Global Preferred’s inception until December 2001. For the year ended December 31, 2001, Mr. Humphrey received no direct cash compensation from Global Preferred. Global Preferred paid $23,616 to entities controlled by Mr. Humphrey pursuant to written agreements with those entities. These payments, while not paid directly to Mr. Humphrey, may be deemed indirect compensation to Mr. Humphrey. Upon Mr. Humphrey’s retirement from his positions with Global Preferred, Global Preferred agreed to grant to Mr. Humphrey, upon completion of a firm commitment, underwritten public offering of the common stock, options to purchase 100,000 shares of common stock. The options are exercisable for a period of five years from the date of grant at an exercise price equal to the initial offering price of shares sold in such public offering.

     Edward F. McKernan has served as Chief Executive Officer since December 2001. For the year ended December 31, 2001, Mr. McKernan’s compensation plan included a base salary of $258,333, plus options to purchase 75,000 shares of common stock, to be granted upon completion of a firm commitment, underwritten public offering of the common stock. Mr. McKernan did not receive any other equity-based incentives during 2001. Mr. McKernan also received compensation of $40,000 for 2001 as a bonus based on Global Preferred’s performance. In addition, Mr. McKernan received $33,462 from WMA Agency as compensation for his services as Senior Vice President and Actuary. This may be considered to be indirect compensation from Global Preferred based on the number of shares of common stock of each of Global Preferred and WMA Agency owned by Mr. Humphrey. Mr. McKernan’s base salary for the current fiscal year is $325,000. Mr. McKernan will be eligible to receive bonuses and options during the current fiscal year, depending upon the Committee’s assessment of his performance and Global Preferred’s achievement of the specified objectives for performance criteria.

Policy with Respect to Qualifying Compensation for Deductibility

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deduction allowable to Global Preferred for compensation paid to its Chief Executive Officer and each of the three other most highly compensated executive officers to $1.0 million. Qualified performance-based compensation is excluded from this limitation if certain requirements are met. Global Preferred’s policy is generally to preserve the federal income tax deductibility of compensation paid, to the extent feasible. The Committee believes that following approval of the Stock Incentive Plan, Global Preferred’s award of options made under the plan to employees will qualify as performance-based compensation and thereby be excluded from the $1.0 million limitation. Notwithstanding Global Preferred’s policy to preserve the federal income tax deductibility of compensation payments, under certain circumstances, the Committee, in its discretion, may authorize payment, such as salary, bonuses or otherwise, that may cause an executive officer’s income to exceed the deductible limits.

Compensation Committee of the Board of Directors

Joseph F. Barone Eugene M. Howerdd, Jr. C. Simon Scupham

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of our common stock, as of June 24, 2002, by each of our directors, each of our executive officers named in the summary compensation table, each person known to us to own beneficially more than 5% of our outstanding common stock and all of our directors and executive officers as a group.

	Number of
	Shares Beneficially	Percentage of Shares
Name	Owned(1)	Outstanding(1)

S. Hubert Humphrey, Jr.(2)	928,091	22.4%
Monte Holm(3)	327,969	7.9%
Money Services, Inc.(4)	312,750	7.0%
Richard Thawley(5)	305,632	7.4%
Thomas W. Montgomery(6)	19,862	*
Joseph F. Barone(7)	—	*
C. Simon Scupham(8)	—	*
Eugene M. Howerdd, Jr.(9)	—	*
Milan M. Radonich(10)	—	*
Edward F. McKernan	7,500	*
Caryl P. Shepherd	—	*
All directors and executive officers as a group (9 persons)(11)	27,362	*

*	Less than one percent.

(1)	For purposes of calculating the percentage beneficially owned, the number of shares of common stock deemed outstanding includes (a) 4,141,684 shares outstanding as of June 24, 2002 and (b) shares issuable pursuant to options held by the respective person or group which may be exercised within 60 days following June 24, 2002 (“Presently Exercisable Options”). Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person or group who has or shares voting and investment power with respect to such shares. Presently Exercisable Options are deemed to be outstanding and beneficially owned by the person or group holding such options for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

(2)	This number includes 78,092 shares of common stock for which World Marketing Alliance, Inc. (of which Mr. Humphrey is the principal stockholder) holds voting proxies; however, this number excludes 100,000 shares subject to options that will be exercisable when granted to Mr. Humphrey upon completion of a firm commitment, underwritten public offering of the common stock. Mr. Humphrey’s business address is 3975 Johns Creek Ct., Suite 100, Suwanee, Georgia 30024.

(3)	This number includes (a) 60,000 shares held jointly with Mr. Holm’s wife, (b) 2,250 shares held jointly with Mr. Steve Marx, and (c) 165,000 shares held in seven trusts created by Mr. Holm and his wife. Mr. Holm’s business address is 312 West Mesquite Blvd., Suite 11, Las Vegas, Nevada 89102.

(4)	This number includes 312,750 shares of common stock issuable on conversion of a $5.0 million convertible promissory note held by Money Services, Inc. that is immediately convertible. Money Services, Inc. is a wholly-owned subsidiary of AEGON USA, Inc., with an address of 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a subsidiary of AEGON N.V., an international insurance holding company that is publicly traded on the New York Stock Exchange.

(5)	This number includes (a) 137,700 shares owned by two trusts for the benefit of Mr. Thawley and his wife and (b) 30,000 shares owned by Mr. Thawley’s children. Mr. Thawley’s business address is 1110 W. Kettleman Lane, Suite 24, Lodi, California 95240.

(6)	This excludes 35,000 shares subject to options that will be exercisable when granted to Mr. Montgomery upon completion of a firm commitment, underwritten public offering of the common stock.

(7)	This excludes 30,000 shares subject to options that will be exercisable when granted to Mr. Barone upon completion of a firm commitment, underwritten public offering of the common stock.

(8)	This excludes 20,000 shares subject to options that will be exercisable when granted to Mr. Scupham upon completion of a firm commitment, underwritten public offering of the common stock.

(9)	This excludes 10,000 shares subject to options that will be exercisable when granted to Mr. Howerdd upon completion of a firm commitment, underwritten public offering of the common stock.

(10)	This excludes 10,000 shares subject to options that will be exercisable when granted to Mr. Radonich upon completion of a firm commitment, underwritten public offering of the common stock.

(11)	This number excludes 105,000 shares subject to options that will be exercisable when granted upon completion of a firm commitment, underwritten public offering of the common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act 1934 requires our directors and executive officers and persons who own beneficially more than 10% of the common stock to file reports of ownership and changes in ownership of such stock with the Securities and Exchange Commission. To our knowledge, based solely on review of copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2001 all Section 16(a) filing requirements applicable to the directors, executive officers and greater than 10% beneficial owners were complied with by such persons.

CERTAIN TRANSACTIONS

     The following sections discuss various transactions and relationships between Global Preferred and parties affiliated or related to us. We believe that each of our transactions with related parties are on terms as favorable to us as could have been obtained from unrelated third parties.

Agreements with Money Services, Inc. and its Affiliates

     We issued a $5.0 million convertible note, due July 29, 2004, to Money Services, Inc., a subsidiary of AEGON USA, Inc. The note bears simple interest at a rate of 7.5% per year and is currently convertible into 312,750 shares of the common stock. If Money Services were to convert the note, it would own approximately 7% of our currently outstanding common stock. We have the option to redeem the note, in whole or in part, between July 29, 2002 and July 29, 2004. To redeem the note before maturity, we must pay all principal, plus interest accrued from the date of the note through the redemption date at a higher effective interest rate of 9% per annum.

     Each of World Financial Group and Western Reserve are subsidiaries of AEGON USA, Inc. and therefore are entities related to Money Services due to the common ownership.

     We entered into a agreement with World Financial Group, Inc., which requires that World Financial Group will use its commercially reasonable efforts to assist us in attaining the opportunity to reinsure all insurance products sold by its agents for insurance companies with which it has selling agreements, other than Western Reserve and Western Reserve’s affiliates.

     We are currently tenants-at-will in approximately 2,100 square feet of office space in Duluth, Georgia. Western Reserve is the landlord on the space that we occupy. As tenants-at-will, the landlord is required by law to provide us 60-days notice to vacate. The monthly rent is $3,482, plus our proportionate share of the taxes.

     After its acquisition of certain of the assets of WMA Agency, World Financial Group continued to provide the services which WMA Agency provided to us under the Corporate Services Agreement described under “Relationship with our Former Chairman” below. We incurred $22,882 of costs for these services from World Financial Group for the year ended December 31, 2001. Effective January 1, 2002, World Financial Group provides these services to us as invoiced on a monthly basis. We incurred $40,643 of costs for these services during the three months ended March 31, 2002.

     We have four reinsurance agreements with Western Reserve that cover policies on Western Reserve variable universal life and variable annuity policies issued on or after various dates after January 1, 1992 which were sold by the agents of World Financial Group and its predecessor. In June 2001, we entered into a First Right Agreement with Western Reserve. The First Right Agreement provides us the right to reinsure certain policies issued by Western Reserve or its U.S. affiliates which are sold by agents associated with World Financial Group.

     The life insurance companies for which we provide reinsurance pay commissions to the agents of World Financial Group for sales of life insurance and annuity contracts reinsured by us. As a result of such relationships, the interests of World Financial Group may conflict with our interests in negotiating reinsurance agreements.

     Due to the relationships among us, World Financial Group, Western Reserve, Money Services and AEGON USA, conflicts of interest may arise with respect to existing and future business dealings, including:

•	the terms of World Financial Group’s selling agreements (including commission arrangements) and our reinsurance relationships with life insurance companies;

•	agreements among us, World Financial Group, Western Reserve, Money Services, AEGON USA and their affiliates;

•	potential acquisitions of properties or businesses;

•	potential divestitures of properties or businesses; and

•	the issuance of securities by us.

Management Agreement

     We have an insurance management agreement with CFM Insurance Managers Ltd., a member of the Mutual Risk Management Ltd. group of companies, which provides professional insurance management services to companies operating in Bermuda. C. Simon Scupham, a director of Global Preferred and of Global Preferred Re, is the Chairman of CFM. Pursuant to this agreement, CFM acts as the managing agent and Principal Representative under the Bermuda Insurance Act 1978 for Global Preferred Re in Bermuda. This agreement is for an unlimited duration, but may be terminated by either party upon three months prior written notice or upon 30 days prior written notice under specified circumstances. We paid annual fees of $60,000 during 1999, 2000 and 2001 to CFM pursuant to the management agreement.

Relationship with our Former Chairman

     S. Hubert Humphrey, Jr. owns more than 20% of our outstanding capital stock and, until December 28, 2001, served as a director, Chairman of the board of directors and Chief Executive Officer and as a director, Chairman of the board of directors and Chief Executive Officer of Global Preferred Re. Effective December 28, 2001, Mr. Humphrey retired from the board of directors and all of the positions he held with Global Preferred and with Global Preferred Re. In recognition of Mr. Humphrey’s distinguished years of service, we agreed to grant to Mr. Humphrey, upon successful completion of a firm commitment, underwritten public offering, options to purchase 100,000 shares of common stock. The options are exercisable for a period of five years from the date of grant, at an exercise price equal to the initial offering price of shares of common stock sold in such public. Mr. Humphrey controls WMA Agency and its affiliate, WMA Securities, Inc.

     Effective April 1, 1998, we entered into a Corporate Services Agreement with WMA Agency to provide to us corporate services and supplies for a fixed monthly fee of $2,250, adjustable annually. These services included our computer network system, facilities maintenance, security, mail services, utilities, postage, telephone and copier service. We incurred $48,851, $48,922 and $23,616 of costs for these services from WMA Agency for the years ended December 31, 1999, 2000 and 2001, respectively.

     In June 1998, we entered into a Directed Reinsurance Agreement with WMA Agency, under which WMA Agency agreed to use its best efforts to cause any life insurance company with which it had selling agreements to enter reinsurance agreements with us. In 1999, we amended the agreement to provide, among other things, that we would issue, for no monetary consideration, warrants to individuals designated by WMA Agency to purchase 300,000 shares of the common stock. These warrants were ultimately issued to key management personnel of WMA Agency. As subsequently amended, the warrants were contingent upon our raising additional capital by January 1, 2002. We raised no new capital by January 1, 2002 and the warrants expired. No shares of common stock were issued under these warrants.

     In January 1998, we entered into a Sublease Agreement with WMA Agency for its office space in Duluth, Georgia. The sublease was on a triple-net basis for an initial term through January 2008. The annual base rent until January 2003 was $18,675. The sublease was terminated in June 2001 in conjunction with the purchase by World Financial Group of assets of WMA Agency.

STOCKHOLDER RETURN

     Item 402 under Regulation S-K promulgated by the Securities and Exchange Commission calls for disclosure of a five year graph comparison of Global Preferred’s cumulative total stockholder returns on its common stock with both the cumulative total return on selected published market indices and the cumulative total return on selected industry or line-of-business indices over the same period.

     We believe that presentation of the referenced comparisons would not be meaningful for the following reasons: a) the known trading in the outstanding securities of Global Preferred remains very limited; b) Global Preferred is not listed on an exchange, so it does not have a market-based indicator of common stock share value; and c) Global Preferred has not paid any dividends on its common stock since its incorporation.

NEW PLAN BENEFITS

     At the Annual Meeting you will be asked to vote on the ratification of the grant of the stock options, described in the table below, to certain of our employees, officers, directors and a retired officer. The options will be granted upon the effectiveness of a registration statement for a firm commitment underwritten public offering of our common stock, at an exercise price equal to the price per share to the public in such offering.

	Stock Incentive Plan		Directors Stock Option Plan		Non-Plan Options

	Dollar	Number	Dollar		Dollar
	Value	of	Value		Value
Name and Position	($)(1)	Options	($)(1)	Number of Options	($)(1)	Number of Options

S. Hubert Humphrey, Jr.	—	—	—		—	100,000
Former Chief Executive Officer
Edward F. McKernan	—	75,000	—		--
Chief Executive Officer and President
Caryl P. Shepherd	—	30,000	—		--
Chief Accounting Officer, Treasurer, Controller, Secretary and Vice President
Executive Group	—	137,500	—		--
Non-executive Employees	—	77,500	—		--
Non-employee Directors	—	—	—	105,000	—

(1)	These options will be granted upon the effectiveness of a registration statement for a firm commitment underwritten public offering of our common stock, at an exercise price equal to the price per share to the public in such offering.

PROPOSAL 2

RATIFICATION OF THE
GLOBAL PREFERRED HOLDINGS, INC. STOCK INCENTIVE PLAN

     You are being asked to ratify the adoption of the Global Preferred Holdings, Inc. Stock Incentive Plan at the Annual Meeting. Our board of directors adopted the Stock Incentive Plan in January 2002. The board believes that the ownership of our common stock by employees supports the maximization of long-term stockholder value by aligning the interest of our employees with those of our stockholders. The Stock Incentive Plan is designed to facilitate the ownership of common stock by employees by providing for the grant of stock options to our employees.

     In addition, the board will request at the Annual Meeting your ratification of the grant of the stock options, described in the “New Plan Benefits” table above, to certain of our employees effective as of the date of the effectiveness of a registration statement for a firm commitment underwritten public offering of the common stock at an exercise price equal to the price per share to the public in such offering. The Stock Incentive Plan and these options do not require stockholder approval. If the stockholders do not ratify the adoption of the Stock Incentive Plan, the plan will remain in effect; however, Global Preferred will not be able to grant incentive stock options (discussed below) under the plan. The remaining terms of the Stock Incentive Plan will remain in effect based on the previous adoption of the plan by the board of directors.

Purpose of Stock Incentive Plan

     We have summarized the material terms of the Stock Incentive Plan below. We have also attached a copy of the plan as Appendix A to this proxy statement. You should read the Stock Incentive Plan. The purpose of this Stock Incentive Plan is to promote the interests of Global Preferred by providing the opportunity to employees to purchase common stock or to receive compensation which is based upon appreciation in the value of the common stock in order to attract and retain employees by providing an incentive to work to increase the value of the common stock and a stake in the future of Global Preferred which corresponds with the stake of each of our stockholders.

Administration of Stock Incentive Plan

     The board has reserved a total of 1,500,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events) for issuance under the Stock Incentive Plan. No recipient may be granted options covering more than 150,000 shares in any calendar year. Employees selected by the board are eligible for the grant of stock options under the Stock Incentive Plan, but no employee has the right to be granted an option under the plan merely as a result of his or her status as an employee.

     The Stock Incentive Plan is administered by the board of directors or by a committee appointed by the board composed of not less than one director or other person to whom the powers of the board may be delegated in accordance with applicable law.

Types of Awards

     The Stock Incentive Plan provides for the issuance of incentive stock options, non-qualified stock options, restricted stock awards and stock appreciation rights. An incentive stock option is an option to purchase common stock which is intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1987, as amended (the “Code”), as an “incentive stock option.” A non-qualified stock option is an option to purchase common stock that, for any reason, does not qualify as an “incentive stock option.” A restricted stock award is the grant of common stock to a participant in the plan, subject to restrictions determined by the board. A stock appreciation right entitles the participant to receive upon exercise the excess of (a) the fair market value of a specified number of shares common stock, over (b) a specified price. Stock appreciation rights may be granted in conjunction with the grant of an option, or otherwise.

Terms and Conditions of Options

     Each option grant is to be evidenced by a Stock Incentive Agreement, and each such agreement shall: (1) specify whether the option is an incentive stock option or a non-qualified stock option; and (2) incorporate such terms and conditions as the board deems consistent with the terms of the Stock Incentive Plan, including a restriction on the number of shares subject to the option which become exercisable during any calendar year. The board has complete discretion to modify any option in accordance with the terms of the plan.

     In determining employees to whom an option will be granted and the number of shares to be covered by such option, the board may take into account the recommendations of the Chief Executive Officer and other officers, the duties of the employee, present and potential contributions of the employee to the success of Global Preferred, and other factors deemed relevant by the board in connection with accomplishing the purpose of the Stock Incentive Plan. A participant in the plan who has been granted an option to purchase shares of common stock may be granted one or more additional options.

     Exercise Price. If an option is an incentive stock option, the exercise price for each share can be no less than the fair market value (as defined below) of a share of common stock on the date the option is granted or, if the option is granted to a ten percent shareholder, the exercise price for each share may be no less than 110% of the fair market value per share on the date the option is granted. A ten percent shareholder means a person who owns more than 10% of the total combined voting power of all classes of shares of Global Preferred. If an option is a non-qualified stock option, the exercise price for each share may be no less than the minimum price required by applicable state law or by Global Preferred’s certificate of incorporation, whichever is greater.

     Fair market value of each share of common stock subject to the Stock Incentive Plan on any date means the closing sale price of the common stock as listed on the National Market of the Nasdaq Stock Market on the last business day immediately preceding the date of valuation. If the common stock is not listed on the National Market, the fair market value will be the average of the “bid” and “ask” prices for a share of common stock as reflected on the interdealer quotation system of the National Association of Securities Dealers, Inc. on the date of valuation. In the absence of a public trading market for the common stock, the fair market value will be determined in good faith by the board of directors.

     Time and Manner of Exercise. An option is exercisable in whole or in part at such time set forth in the Stock Incentive Agreement, but no Stock Incentive Agreement may: (1) make an option exercisable before the date the option is granted; or (2) make an option exercisable after the earlier of: (a) the date the option is exercised in full; or (b) the date on which the option expires, in no event later than the tenth anniversary of the date of grant.

     The exercise price is payable in full on the exercise of any option. Payment for all shares of common stock purchased pursuant to the exercise of an option must be made in cash or, if the Stock Incentive Agreement provides, by delivery to Global Preferred of a number of shares which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate fair market value of not less than the product of the exercise price multiplied by the number of shares the optionee intends to purchase upon exercise of the option. In addition, the Stock Incentive Agreement may provide for cashless exercise through a brokerage transaction. No shares of common stock may be issued or delivered on exercise of an option until full payment has been made. A Stock Incentive Agreement may provide for the exercise of an option after the employment of the optionee has terminated for any reason whatsoever, including death or disability.

     Global Preferred has the power to withhold, or require an optionee to remit to Global Preferred as a condition to the fulfillment of any option, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of an exercise of an option.

     Nontransferability. An option shall not be transferable or assignable except by will or by the laws of descent and distribution, however, a non-qualified stock option may be transferred by the option holder as a bona fide gift (i) to a family member, (ii) to a trust for the benefit of family members, or (iii) to a family partnership. Each option is exercisable, during the lifetime of the optionee, only by the option holder, or in the event of the disability of the optionee, by the legal representative of the optionee.

Stock Appreciation Rights

     Terms and Conditions of Stock Appreciation Rights. A stock appreciation right entitles the holder to receive on exercise the excess of: (1) the fair market value of a specified number of shares, over (2) a specified price which shall be not less than the exercise price for that number of shares in the case of a stock appreciation right granted in connection with an option, or in the case of any other stock appreciation right not less than the fair market value of that number of shares at the time of grant. A stock appreciation right granted in connection with an option may only be exercised to the extent that the related option has not been exercised. The exercise of a stock appreciation right shall result in a pro rata surrender of the related option to the extent the stock appreciation right has been exercised.

     Payment. Upon exercise or payment of a stock appreciation right, Global Preferred will pay to the holder the appreciation in cash or shares of common stock.

     Conditions to Exercise. Each stock appreciation right will be exercisable at such time, or upon the occurrence of such event, and in such amounts, as specified in the Stock Incentive Agreement.

     Nontransferability. A stock appreciation right will not be transferable except by will or by the laws of descent and distribution, however, a stock appreciation right which is granted in connection with a non-qualified stock option may be transferred by the holder as a bona fide gift (i) to a family member, (ii) to a trust for the benefit of family members, or (iii) to a family partnership. Each stock appreciation right is exercisable, during the lifetime of the holder, only by the holder, or in the event of disability of the holder, by the legal representative of the holder.

Restricted Stock Awards

     Shares of common stock awarded pursuant to restricted stock awards will be subject to restrictions as determined by the board of directors for periods determined by the board of directors. Holders of restricted stock awards will be entitled to vote and receive dividends during the periods of restriction to the same extent as if such holder were the holder of the relevant number of unrestricted shares of common stock. The board of directors may require a cash payment from the holder in an amount no greater than the aggregate fair market value of the shares awarded determined at the date of grant in exchange for the grant of a restricted stock award or may grant a restricted stock award without the requirement of a cash payment. Restricted stock awards may be transferred by the holder as a bona fide gift (i) to a family member, (ii) to a trust for the benefit of family members, or (iii) to a family partnership.

Federal Income Tax Consequences

     Incentive Options. An optionee who receives an incentive option generally recognizes no income for federal income tax purposes at the time of the grant or exercise of the option. The optionee generally will be entitled to long-term capital gain treatment upon the sale of shares acquired pursuant to the exercise of incentive stock options, if the shares have been held for more than two years from the date of grant of the option and for more than one year after exercise. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods, the gain realized on disposition will be ordinary compensation income to the extent of the difference between the exercise price and the fair market value of the underlying shares on the date of exercise (referred to as the “spread”).

     Non-qualified Options. An optionee does not recognize income for federal income tax purposes on the date of grant of a non-qualified stock option. However, the holder of a non-qualified stock option must recognize ordinary income upon exercise in the amount of the spread.

     Stock Appreciation Rights. At the time a stock appreciation right is granted, the holder will recognize no taxable income, and there are no tax consequences to Global Preferred. The holder will recognize taxable income at the time the stock appreciation right is exercised in an amount equal to the amount of cash and the fair market value of the shares of the common stock received upon such exercise. The income recognized on exercise of a stock appreciation right will be taxable at ordinary income tax rates. Global Preferred generally will be entitled to a deduction with respect to the exercise of a stock appreciation right in an amount equal to the amount of ordinary income recognized by the holder upon such exercise.

     Restricted Stock. A holder of restricted stock will recognize income upon its receipt, but generally only to the extent that it is not subject to a substantial risk of forfeiture. If the restricted stock is subject to restrictions that lapse in increments over a period of time, so that the holder becomes vested in a portion of the shares as the restrictions lapse, the holder will recognize income in any tax year with respect to the shares that become nonforfeitable during that year. The income recognized will be equal to the fair market value of those shares, determined as of the time that the restrictions on those shares lapse. That income generally will be taxable at ordinary income tax rates. Global Preferred generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder of the restricted stock. Cash dividends paid to a holder of restricted stock prior to the date the restricted stock is no longer subject to a substantial risk of forfeiture or is forfeited are treated as ordinary income of the holder of restricted stock in the year received.

Change of Control

     If a “change of control” of Global Preferred, as defined in the Stock Incentive Plan, occurs, and if the agreements effectuating the change of control do not provide for the assumption or substitution of the options granted under the Stock Incentive Plan, the board of directors may take any of the following actions with respect to outstanding options: (1) cancel the options in exchange for shares of common stock, cash or other property equal in value to the excess of the fair market value of the shares issuable upon exercise of the option over the aggregate exercise price of the option; or (2) cancel the option after providing the holder an opportunity to exercise the option prior to such cancellation.

Term of Plan; Amendment or Termination of Plan

     The Stock Incentive Plan will remain in effect until the earlier to occur of (i) January 9, 2012, or (ii) the date on which all of the shares reserved under the plan are issued or no longer available for use under the plan.

     The Stock Incentive Plan may be amended by the board of directors; provided, however, without the approval of the stockholders, no amendment may be made: (1) to increase the number of shares of common stock reserved under the plan (except to reflect any change in the capitalization of Global Preferred), (2) to extend the life of the plan or the maximum exercise period, (3) to decrease the minimum exercise price, or (4) to change the designation of employees eligible for option grants. The board also may suspend the granting of options under the Stock Incentive Plan at any time and may terminate the plan at any time. Global Preferred has the right to modify, amend or cancel any option after it has been granted if: (1) the modification, amendment or cancellation does not diminish the rights of the optionee, (2) the optionee consents in writing to the modification, amendment or cancellation, or (3) there is a dissolution or liquidation of Global Preferred.

     The board of directors recommends a vote FOR the ratification of the Global Preferred Holdings, Inc. Stock Incentive Plan and the grant of options to certain employees under the plan.

PROPOSAL 3

RATIFICATION OF THE
GLOBAL PREFERRED HOLDINGS, INC. DIRECTORS STOCK OPTION PLAN

     You are being asked to ratify the adoption of the Global Preferred Holdings, Inc. Directors Stock Option Plan, or Directors Plan, at the Annual Meeting. Our board of directors adopted the Directors Plan in January 2002. The board of directors believes that the ownership of our common stock by directors supports the maximization of long-term stockholder value by aligning the interest of our directors with those of our stockholders. The Directors Plan is designed to facilitate the ownership of common stock by non-employee, or outside, directors by providing for the grant of stock options to our outside directors.

     In addition, the board of directors will request at the Annual Meeting your ratification of the grant of the stock options, described in the table entitled “New Plan Benefits” above, to incumbent non-employee directors serving on the effective date of the Directors Plan, such grants to be made on the effective date of the registration statement for a public offering of the common stock at an exercise price equal to the price per share to the public of the common stock in such offering. The Directors Plan and these options do not require stockholder approval. If the stockholders do not ratify the adoption of the Directors Plan, the plan will remain in effect based on the previous adoption of the plan by the board of directors.

Purpose of Directors Plan

     We have summarized the material terms of the Directors Plan below. We have also attached a copy of the Directors Plan as Appendix B to this proxy statement. You should read the Directors Plan. The purpose of the Directors Plan is to promote the interests of Global Preferred by providing the opportunity to purchase common stock to directors in order to attract and retain directors by providing an incentive to work to increase the value of the common stock and a stake in the future of Global Preferred which corresponds with the stake of each of our stockholders. The Directors Plan provides for the automatic grant of non-qualified stock options to outside directors. There are currently five outside directors who are eligible to participate in the Directors Plan.

Administration of Directors Plan

     The board has reserved a total of 280,000 shares of common stock for issuance under the Directors Plan. It is designed to work automatically and not to require administration; however, to the extent administration is necessary, it will be provided by the board of directors.

Types of Awards

     The Directors Plan provides for the issuance of options to purchase shares of common stock which are intended to be non-qualified options that do not satisfy the requirements of Section 422 of the Code as “incentive stock options.”

Grant and Exercise of Option

     The Directors Plan provides that each person who becomes a non-employee director after the effective date of the plan will be automatically granted an option to purchase 7,500 shares of common stock on the date on which such person first becomes an eligible director. If a director becomes an eligible director after the effective date of the plan but prior to the effectiveness of a firm commitment, underwritten public offering of the common stock, such director’s initial option grant will be granted on the effective date of the registration statement for the public offering.

     At the end of each completed year of service, as measured from the annual meeting of the stockholders to the next succeeding annual meeting, a subsequent option to purchase 2,500 shares of common stock will be granted to each outside director on the annual meeting date. If a director becomes eligible after the effective date of the plan and completes a year of service before the effective date of a registration statement for a public offering of the common stock, then the “year of service” option will be granted on the effective date of such registration statement.

     The currently serving non-employee directors will not be granted “year of service” options following the Annual Meeting. They will be eligible for additional options under the Directors Plan at the next annual meeting of the stockholders held after the completion of a public offering of the common stock.

     Each option granted under the Directors Plan will be fully vested and exercisable on the date of grant. No option granted under the Directors Plan is transferable by the optionee other than by will or the laws of descent and distribution, however, an option may be transferred by the option holder as a bona fide gift (i) to a family member, (ii) to a trust for the benefit of family members, or (iii) to a family partnership. Each option is exercisable, during the lifetime of the optionee, only by the option holder.

Exercise Price and Term of Option

     The exercise price of all stock options granted under the Directors Plan will be equal to the fair market value of a share of our common stock on the date of grant of the option, which is defined as the closing sale price of the common stock as listed on the National Market of the Nasdaq Stock Market on the date of grant. If the common stock is not listed on the National Market, the fair market value shall be the average of the “bid” and “ask” prices for a share of common stock as reflected on the interdealer quotation system of the National Association of Securities Dealers, Inc. In the absence of a public trading market for the common stock, the fair market value shall be determined in good faith by the board of directors. Options granted under the Directors Plan have a term of five years.

Change of Control

     If a “change of control” of Global Preferred, as defined in the Directors Plan, occurs, and if the agreements effectuating the change of control do not provide for the assumption or substitution of the options granted under the Directors Plan, the board of directors may take any of the following actions with respect to outstanding options: (1) cancel the options in exchange for shares of common stock, cash or other property equal in value to the excess of the fair market value of the shares issuable upon exercise of the option over the aggregate exercise price of the option; or (2) cancel the option after providing the holder an opportunity to exercise the option prior to such cancellation.

Federal Income Tax Consequences

     The grant of an option under the Directors Plan will not result in income for the director or a deduction for Global Preferred. The exercise of an option will generally result in compensation income for the director and a deduction for Global Preferred, in each case measured by the difference between the exercise price and the fair market value of the shares at the time of exercise.

Term of Plan; Amendment or Termination of Plan

     The effective date of the Directors Plan was January 9, 2002; however, the effectiveness is contingent upon our successful completion of a firm commitment, underwritten public offering of the common stock before December 31, 2003. The Directors Plan will remain in effect until the earlier to occur of (i) January 9, 2012, or (ii) the date on which all of the shares reserved under the plan are issued or no longer available for use under the plan.

     The Directors Plan may be amended by the board of directors; provided, however, without the approval of the stockholders, no amendment may be made: (1) to increase the number of shares of common stock reserved under the plan (except to reflect any change in the capitalization of Global Preferred), (2) to extend the life of the plan or the maximum exercise period, (3) to decrease the minimum exercise price, or (4) to change the designation of directors eligible for option grants. The board also may suspend the granting of options under the Directors Plan at any time and may terminate the plan at any time. Global Preferred has the right to modify, amend or cancel any option after it has been granted if: (1) the modification, amendment or cancellation does not diminish the rights of the optionee, (2) the optionee consents in writing to the modification, amendment or cancellation, or (3) there is a dissolution or liquidation of Global Preferred.

     The board of directors recommends a vote FOR the ratification of the Global Preferred Holdings, Inc. Directors Stock Option Plan and the grant of options to incumbent non-employee directors under the plan.

PROPOSAL 4

RATIFICATION OF THE
GRANT OF STOCK OPTIONS TO S. HUBERT HUMPHREY, JR.

     You are being asked to ratify the grant of stock options to purchase 100,000 shares of our common stock to S. Hubert Humphrey, Jr. Effective December 28, 2001, Mr. Humphrey retired from the board of directors and all of the positions he held with Global Preferred and with Global Preferred Re. In recognition of Mr. Humphrey’s distinguished years of service, we agreed to grant to Mr. Humphrey, upon successful completion of a firm commitment, underwritten public offering, provided such offering is completed before December 31, 2003, non-qualified stock options to purchase 100,000 shares of common stock. The options are exercisable for a period of five years from the date of grant, at an exercise price equal to the initial offering price of shares of common stock sold in such public offering. The 100,000 options may, at Global Preferred’s election, be granted in one option or divided into two or more substantially identical options, totaling 100,000 shares, in the aggregate. The terms of Mr. Humphrey’s options will be interpreted as though the options were granted pursuant to the Directors Stock Option Plan. These options do not require stockholder approval. If the stockholders do not ratify the authorization of these options, the options may still be granted based on the previous approval by the board of directors.

     The board of directors recommends a vote FOR the ratification of the grant of options to Mr. Humphrey.

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Subject to ratification by the stockholders, the board of directors has selected the accounting firm of KPMG LLP to serve as its independent auditors for the fiscal year ending December 31, 2002. The Audit Committee of the board of directors recommended the appointment of this firm. If the stockholders do not ratify the selection of KPMG LLP, the board of directors will reconsider the matter. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     Global Preferred engaged KPMG LLP, effective for the 1996 fiscal year, as the principal accountant to audit Global Preferred’s financial statements. During Global Preferred’s three most recent fiscal years and any subsequent interim periods prior to engaging KPMG LLP, neither Global Preferred nor anyone on its behalf consulted KPMG LLP regarding any matter described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Audit Fees

     The aggregate fees billed by KPMG LLP for professional services rendered in connection with the audit of Global Preferred’s financial statements included in Global Preferred’s Annual Report on Form 10-K for the year ended December 31, 2001, as well as for the review of Global Preferred’s financial statements included in Global Preferred’s Quarterly Reports on Form 10-QSB during the year ended December 31, 2001, totaled $80,375.

Actuarial Review Fees

     The aggregate fees billed by KPMG LLP for Service Bureau actuarial assistance during the year ended December 31, 2001 were $25,400.

All Other Fees

     The aggregate fees billed by KPMG LLP for professional services rendered other than as stated under the captions “Audit Fees” and “Actuarial Review Fees” above were $19,400. These fees covered the separate audit of statutory financial statements for Global Preferred Re required by insurance regulatory authorities as well as interim billings for review of Global Preferred’s registration statement filed on Form S-1.

     The Audit Committee of the board of directors considers the provision of these services to be compatible with maintaining the independence of KPMG LLP.

     The board of directors recommends that the stockholders vote FOR ratification of the selection of KPMG LLP as independent auditors.

REPORT OF THE AUDIT COMMITTEE

     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Global Preferred filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Global Preferred specifically incorporates this report by reference therein.

     The Audit Committee of the board of directors currently consists of three directors, Messrs. Barone, Radonich and Scupham, each of whom are independent directors as defined in National Association of Securities Dealers Marketplace Rule 4200(a)(14).

     In 2001, the board of directors adopted a written charter of the Audit Committee. Pursuant to the Audit Committee Charter, the duties of the Audit Committee are (i) to review with management and the independent auditors the scope and results of any and all audits, the nature of any other services provided by the independent auditors, changes in accounting principles applied to the presentation of Global Preferred’s financial statements, and any other comments by the independent auditors on Global Preferred’s policies and procedures with respect to internal accounting, auditing and financial controls and (ii) to make recommendations to the board of directors on the engagement of the independent auditors.

     Consistent with its duties, the Audit Committee has reviewed and discussed with Global Preferred’s management the audited financial statements as of and for the year ended December 31, 2001. KPMG LLP issued their unqualified report dated March 8, 2002 on these financial statements.

     The Audit Committee also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication With Audit Committees,” as amended by Statement on Auditing Standards No. 90, “Audit Committee Communications.” The Audit Committee has also received the written disclosure from KPMG LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with KPMG LLP their independence from Global Preferred. The Audit Committee has also considered and determined that the provision of non-audit services to Global Preferred is compatible with the independence of KPMG LLP.

     Based on these reviews and discussions, the Audit Committee recommended to the board of directors that Global Preferred’s audited financial statements as of and for the year ended December 31, 2001 be included in its Annual Report on Form 10-K for the fiscal year then ended.

Audit Committee of the Board of Directors

Joseph F. Barone Milan M. Radonich C. Simon Scupham

STOCKHOLDER PROPOSALS

     Rules of the Securities and Exchange Commission require that any proposal by a stockholder of Global Preferred for consideration at the 2003 Annual Meeting of Stockholders must be received by Global Preferred no later than April 30, 2003, if any such proposal is to be eligible for inclusion in Global Preferred’s proxy materials for its 2003 Annual Meeting. Under such rules, Global Preferred is not required to include stockholder proposals in its proxy materials unless certain other conditions specified in such rules are met.

     In order for a stockholder to bring any business or nominations before the 2003 Annual Meeting of Stockholders, certain conditions set forth in Section 2 of Global Preferred’s Amended and Restated Bylaws must be complied with, including, but not limited to, delivery of notice to Global Preferred not less than 90 days nor more than 120 days in advance of the first anniversary of Global Preferred’s annual meeting held the prior year; provided, however, that in the event Global Preferred did not have an annual meeting in the prior year, such notice shall be delivered no less than 90 days nor more than 120 days in advance of May 15 of the current year.

OTHER MATTERS

     Management of Global Preferred is not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement. However, should any other matter requiring a vote of the stockholders arise, the representatives named on the accompanying Proxy will vote in accordance with their best judgment as to the interests of Global Preferred and the stockholders.

     A copy of the 2001 Annual Report on Form 10-K, including financial statements and all amendments thereto, as filed with the Securities and Exchange Commission, may be obtained without charge upon written request to: Corporate Secretary, Global Preferred Holdings, Inc., 11315 Johns Creek Parkway, Duluth, Georgia 30097.

BY ORDER OF THE BOARD OF DIRECTORS,

Edward F. McKernan Chief Executive Officer and President

APPENDIX A

Global Preferred Holdings, Inc.
Stock Incentive Plan

Section 1.
Purpose

     The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase Shares or to receive compensation which is based upon appreciation in the value of Shares to Employees in order to attract and retain Employees by providing an incentive to work to increase the value of Shares and a stake in the future of the Company which corresponds to the stake of each of the Company’s stockholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Stock Appreciation Rights to aid the Company in obtaining these goals.

Section 2.
Definitions

     Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender.

     2.1 Board means the Board of Directors of the Company.

     2.2 Cause shall mean an act or acts by an Employee involving (a) the use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, a Parent or a Subsidiary, (b) the breach of any contract with the Company, a Parent or a Subsidiary, (c) the violation of any fiduciary obligation to the Company, a Parent or a Subsidiary, (d) the unlawful trading in the securities of the Company, a Parent or a Subsidiary, or of another corporation based on information gained as a result of the performance of services for the Company, a Parent or a Subsidiary, (e) a felony conviction or the failure to contest prosecution of a felony, or (f) willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, or other unlawful acts.

     2.3 Change of Control means either of the following:

           (a)  any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration; or

           (b)  any transaction pursuant to which persons who are not current stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the stockholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company.

However, notwithstanding the foregoing, in no event shall a registered public offering of securities of the Company consummated after the effective date hereof constitute a Change of Control or be included in the calculations above to determine whether a Change of Control has occurred.

     2.4 Code means the Internal Revenue Code of 1986, as amended.

     2.5 Committee means any committee appointed by the Board to administer the Plan, as specified in Section 5 hereof. Any such committee shall be comprised entirely of Directors.

     2.6 Common Stock means the common stock of the Company.

     2.7 Company means Global Preferred Holdings, Inc., a Delaware corporation, and any successor to such organization.

     2.8 Constructive Discharge means a termination of employment with the Company by an Employee due to any of the following events if the termination occurs within thirty (30) days of such event:

           (a)  Forced Relocation or Transfer. The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent on the Employee’s being transferred to a site of employment which is located further than 50 miles from the Employee’s current site of employment. For this purpose, an Employee’s site of employment shall be the site of employment to which they are assigned as their home base, from which their work is assigned, or to which they report, and shall be determined by the Committee in its sole discretion on the basis of the facts and circumstances.

           (b)  Decrease in Salary or Wages. The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent upon the Employee’s acceptance of a salary or wage rate which is less than the Employee’s prior salary or wage rate.

           (c)  Significant and Substantial Reduction in Benefits. The Employee may continue employment with the Company (or a successor employer), but such employment is contingent upon the Employee’s acceptance of a reduction in the pension, welfare or fringe benefits provided which is both significant and substantial when expressed as a dollar amount or when expressed as a percentage of the Employee’s cash compensation. The determination of whether a reduction in pension, welfare or fringe benefits is significant and substantial shall be made on the basis of all pertinent facts and circumstances, including the entire benefit (pension, welfare and fringe) package provided to the Employee, and any salary or wages paid to the Employee. However, notwithstanding the preceding, any modification or elimination of benefits which results solely from the provision of new benefits to an Employee by a successor employer as a result of a change of the Employee’s employment from employment with the Company to employment with such successor shall not be deemed a Significant and Substantial Reduction in Benefits where such new benefits are identical to the benefits provided to similarly situated Employees of the successor.

     2.9 Director means a member of the Board.

     2.10 Employee means a common law employee of the Company, a Subsidiary or a Parent.

     2.11 Exchange Act means the Securities Exchange Act of 1934, as amended.

     2.12 Exercise Price means the price which shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

     2.13 Fair Market Value of each Share on any date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per share cannot be ascertained or is unavailable for such date, the Fair Market Value per share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):

           (a)  If the Share is listed or traded on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Share (or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

           (b)  If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the average of the closing dealer “bid” and “ask” prices of a Share as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers, Inc. on the date of such determination; or

           (c)  In the absence of an established public trading market for the Share, the Fair Market Value of a Share shall be determined in good faith by the Board.

     2.14 FLSA Exclusion means the provisions of Section 7(e) of the Fair Labor Standards Act of 1938 (the “FLSA”) that exempt certain stock-based compensation from inclusion in overtime determinations under the FLSA.

     2.15 Insider means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     2.16 ISO means an option granted under this Plan to purchase Shares which is intended by the Company to satisfy the requirements of Code Section 422 as an incentive stock option.

     2.17 NQSO means an option granted under this Plan to purchase Shares which is not intended by the Company to satisfy the requirements of Code Section 422.

     2.18 Option means an ISO or a NQSO.

     2.19 Outside Director means a Director who is not an Employee and who qualifies as (1) a “non-employee director” under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (2) an “outside director” under Code Section 162(m) and the regulations promulgated thereunder.

     2.20 Parent means any corporation which is a parent of the Company (within the meaning of Code Section 424(e)).

     2.21 Participant means an individual who receives a Stock Incentive hereunder.

     2.22 Performance-Based Exception means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

     2.23 Plan means the Global Preferred Holdings, Inc. Stock Incentive Plan, as may be amended from time to time.

     2.24 Restricted Stock Award means an award of Shares granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Shares underlying the award, but such Shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Stock Incentive Agreement pertaining to the award and may be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of the Stock Incentive Agreement pertaining to the award.

     2.25 Share means a share of the Common Stock of the Company.

     2.26 Stock Appreciation Right means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives cash, Shares, a combination thereof, or such other consideration as the Board may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the exercise price per Share noted in the Stock Appreciation Right for each Share subject to the Stock Appreciation Right.

     2.27 Stock Incentive means an ISO, a NQSO, a Restricted Stock Award or a Stock Appreciation Right.

     2.28 Stock Incentive Agreement means an agreement between the Company, a Parent or a Subsidiary, and a Participant evidencing an award of a Stock Incentive.

     2.29 Subsidiary means any corporation which is a subsidiary of the Company (within the meaning of Code Section 424(f)).

     2.30 Ten Percent Stockholder means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company, a Subsidiary or a Parent.

     2.31 Vesting Termination shall mean a termination of the employment of an employee where such termination is done by the Company without Cause or where such termination is a Constructive Discharge.

Section 3.
Shares Subject to Stock Incentives

     The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed 1,500,000, as adjusted pursuant to Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to a Stock Incentive which remain after the cancellation, expiration or exchange of such Stock Incentive thereafter shall again become available for use under this Plan. Notwithstanding anything herein to the contrary, no Participant may be granted Options or Stock Appreciation Rights covering an aggregate number of Shares in excess of 150,000 in any calendar year.

Section 4.
Effective Date

     The effective date of this Plan, as documented hereby, shall be the date it is adopted by the Board, as noted in resolutions effectuating such adoption.

Section 5.
Administration

     5.1 General Administration. This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board’s actions shall be binding on the Company, on each affected Employee, and on each other person directly or indirectly affected by such actions.

     5.2 Authority of the Board. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Employees who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Board may make all other determinations which may be necessary or advisable for the administration of the Plan.

     5.3 Delegation of Authority. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than one (1) director or other person to whom the powers of the Board hereunder may be delegated in accordance with applicable law. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee where the Board has delegated its authority to the Committee, and any action by the Committee pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee (or a sub-committee thereof) comprised solely of two (2) or more Outside Directors may grant Stock Incentives which will meet the Performance-Based Exception, and only a Committee comprised solely of Outside Directors may grant Stock Incentives to Insiders that will be exempt from Section 16(b) of the Exchange Act.

     5.4 Decisions Binding. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries.

     5.5 Indemnification for Decisions. No member of the Board or the Committee (or a sub-committee thereof) shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee (or a sub-committee thereof) shall constitute service as a director of the Company so that the members of the Committee (or a sub-committee thereof) shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its bylaws and applicable law. In addition, the members of the Board, Committee (or a sub-committee thereof) shall be indemnified by the Company against (a) the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Stock Incentive granted hereunder, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

Section 6.
Eligibility

     Employees selected by the Board shall be eligible for the grant of Stock Incentives under this Plan, but no Employee shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Employee.

Section 7
Terms of Stock Incentives

     7.1 Terms and Conditions of All Stock Incentives.

           (a)  Grants of Stock Incentives. The Board, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives. Stock Incentives shall be granted to Employees selected by the Board, and the Board shall be under no obligation whatsoever to grant Stock Incentives to all Employees, or to grant all Stock Incentives subject to the same terms and conditions.

           (b)  Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Board in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan.

           (c)  Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company, a Parent or a Subsidiary, and the Participant, which shall be in such form and contain such terms and conditions as the Board in its discretion may, subject to the provisions of the Plan, from time to time determine.

           (d)  Date of Grant. The date a Stock Incentive is granted shall be the date on which the Board (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and (3) has taken all such other action necessary to complete the grant of the Stock Incentive.

     7.2 Terms and Conditions of Options.

           (a)  Necessity of Stock Incentive Agreements. Each grant of an Option shall be evidenced by a Stock Incentive Agreement which shall specify whether the Option is an ISO or NQSO, and incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option which first become exercisable during any calendar year. The Board and/or the Company shall have complete discretion to modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.

           (b)  Determining Optionees. In determining Employee(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief Executive Officer of the Company and its other officers, the duties of the Employee, the present and potential contributions of the Employee to the success of the Company, the anticipated number of years of service remaining before the attainment by the Employee of retirement age, and other factors deemed relevant by the Board, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Employee who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Board grants an ISO and a NQSO to an Employee on the same date, the right of the Employee to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

           (c)  Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Stockholder, the Exercise Price shall not be less than the Fair Market Value on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Stockholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the ISO is granted. If a Stock Incentive is a NQSO, the Exercise Price for each Share shall be no less than the minimum price required by applicable state law, or by the Company’s governing instrument, whichever price is greater. Any Stock Incentive intended to meet the Performance-Based Exception must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto. Any Stock Incentive intended to meet the FLSA Exclusion must be granted with an Exercise Price equivalent to or greater than eighty-five percent (85%) of the Fair Market Value of the Shares subject thereto on the date granted.

           (d)  Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

                 (i)  make an Option exercisable before the date such Option is granted; or

                 (ii)  make an Option exercisable after the earlier of:

                       (A)  the date such Option is exercised in full, or

                       (B)  the date which is the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Stockholder, or the date which is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Stockholder. A Stock Incentive Agreement may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including death or disability. The Employee’s rights, if any, upon termination of employment will be set forth in the applicable Stock Incentive Agreement.

           (e)  Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, unless the Stock Incentive Agreement provides otherwise, by delivery to the Company of a number of Shares which have been owned and completely paid for by the holder for at least six (6) months prior to the date of exercise (i.e., “mature shares” for accounting purposes) having an aggregate Fair Market Value equal to the amount to be tendered, or a combination thereof. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company’s equity securities under Section 12 of the Securities Exchange Act of 1934 as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board. However, notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder. Notwithstanding the above, and in the sole discretion of the Board, an Option may be exercised as to a portion or all (as determined by the Board) of the number of Shares specified in the Stock Incentive Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the Participant and which shall include, with such other terms and conditions as the Board shall determine, provisions in a form approved by the Board under which: (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (which shall not be less than the prime bank loan rate as determined by the Board) as the Board shall approve, and (ii) the Participant shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest. Other methods of payment may also be used if approved by the Board in its sole and absolute discretion and provided for under the Stock Incentive Agreement.

           (f)  Conditions to Exercise of an Option. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. Notwithstanding the foregoing, an Option intended to meet the FLSA Exclusion shall not be exercisable for at least six (6) months following the date it is granted, except by reason of death, disability, retirement, a change in corporate ownership or other circumstances permitted under regulations promulgated under the FLSA Exclusion. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, voting restrictions, investment intent restrictions, restrictions on transfer, “first refusal” rights of the Company to purchase Shares acquired pursuant to the exercise of an Option prior to their sale to any other person, “drag along” rights requiring the sale of shares to a third party purchaser in certain circumstances, “lock up” type restrictions in the case of an initial public offering of the Company’s stock, restrictions or limitations that would be applied to stockholders under any applicable restriction agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

           (g)  Transferability of Options. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, such Option may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the

Stock Incentive Agreement, a NQSO may also be transferred by a Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i) and no other persons, or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Option and purchase of Shares. In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant.

           (h)  Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with Code Section 424(a) and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued stock option being replaced thereby.

           (i)  ISO Tax Treatment Requirements. With respect to any Option which purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), such Option shall not be treated as an ISO in accordance with Code Section 422(d). The rule of the preceding sentence is applied in the order in which Options are granted. Also, with respect to any Option which purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not meet the requirements of Code Section 422(a)(2).

     7.3 Terms and Conditions of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a specified price which shall be not less than the Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right, not less than one hundred percent (100%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

           (a)  Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Board may determine.

           (b)  Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part.

           (c)  Transferability of Stock Appreciation Rights. Except as otherwise provided in a Participant’s Stock Incentive Agreement, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Stock Incentive Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such Stock Appreciation Right may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, (A) a Stock Appreciation Right which is granted in connection with the grant of a NQSO may be transferred, but only with the NQSO, and (B) a Stock Appreciation Right which is not granted in connection with the grant of a NQSO, may be transferred by the Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i), or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right. In the event of such a gift, the Optionee shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right.

           (d)  Special Provisions for Tandem SAR’s. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

     7.4 Terms and Conditions of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and receive dividends during the periods of restriction to the same extent as such holder would have been entitled if he were a holder of the relevant number and type of unrestricted Shares. The Board shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the Shares awarded to a Participant. The Board may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the Shares awarded determined at the date of grant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment. A Restricted Stock Award may be transferred by the holder Participant, except as otherwise provided in the Stock Incentive Agreement, as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i), or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement, and other agreements with the Participant in connection with the Restricted Stock Award. In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the Restricted Stock Award.

Section 8.
Securities Regulation

     Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the exercise of a Stock Incentive or otherwise, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended (“1933 Act”), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise of a Stock Incentive granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

Section 9.
Life of Plan

     No Stock Incentive shall be granted under this Plan on or after the earlier of:

           (a)  the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Stock Incentives have been exercised in full or no longer are exercisable, or

           (b)  the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Stock Incentives granted under this Plan or lapse of all restrictions under a Restricted Stock Award) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.

Section 10.
Adjustment

     Notwithstanding anything in Section 12 to the contrary, the number of Shares reserved under Section 3 of this Plan, the limit on the number of Shares which may be granted during a calendar year to any individual under Section 3 of this Plan, the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights, shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Code Section 424(a)) the number of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights in the event of any corporate transaction described in Code Section 424(a) which provides for the substitution or assumption of such Stock Incentives. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.

Section 11.
Change of Control of the Company

     11.1 General Rule for Options. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan which is not so assumed or substituted (a “Non-Assumed Option”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Options, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

           (a)  Accelerate the vesting and/or exercisability of such Non-Assumed Option; and/or

           (b)  Unilaterally cancel such Non-Assumed Option in exchange for:

                 (i)  whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) which, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares which could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting) over the aggregate Exercise Price for such Shares; or

                 (ii)  cash or other property equal in value to the excess of the Fair Market Value of the Shares which could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting) over the aggregate Exercise Price for such Shares; and/or.

           (c)  Unilaterally cancel such Non-Assumed Option after providing the holder of such Option with (1) an opportunity to exercise such Non-Assumed Option to the extent vested within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period.

However, notwithstanding the foregoing, to the extent that the recipient of Non-Assumed Option is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

     11.2 General Rule for SARs. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Appreciation Rights granted under this Plan, with respect to any Stock Appreciation Right granted under this Plan which is not so assumed or substituted (a “Non-Assumed SAR”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed SARs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

           (a)  Accelerate the vesting and/or exercisability of such Non-Assumed SAR; and/or

           (b)  Unilaterally cancel such Non-Assumed SAR in exchange for:

                 (i)  whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) which, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date over the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the date of grant of the SAR; or

                 (ii)  cash or other property equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date over the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the date of grant of the SAR.

However, notwithstanding the foregoing, to the extent that the recipient of Non-Assumed SAR is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of a SAR.

     11.3 General Rule for Other Stock Incentive Agreements. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.

Section 12.
Amendment or Termination

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the stockholders of the Company (a) to increase the number of Shares reserved under Section 3, except as set forth in Section 10, (b) to extend the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price under Section 7, or (d) to change the designation of Employees eligible for Stock Incentives under Section 6. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (I) the modification, amendment or cancellation does not diminish the rights or benefits of the Stock Incentive recipient under the Stock Incentive (provided, however, that a modification, amendment or cancellation which results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (II) the Participant consents in writing to such modification, amendment or cancellation, (III) there is a dissolution or liquidation of the Company, (IV) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (V) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

Section 13.
Miscellaneous

     13.1 Stockholder Rights. No Participant shall have any rights as a stockholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise of such Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

     13.2 No Guarantee of Continued Relationship. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement which evidences his or her Stock Incentive.

     13.3 Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive Award. Whenever Shares are to be issued to a Participant upon exercise of an Option, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

     13.4 Notification of Disqualifying Dispositions of ISO Options. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option which is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option which is an ISO on the Participant’s express written agreement with these provisions of this Plan.

     13.5 Transfer. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.

     13.6 Construction. This Plan shall be construed under the laws of the State of Delaware.

APPENDIX B

Global Preferred Holdings, Inc.
Directors Stock Option Plan

Section 1.
Purpose

     The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase Shares to Directors in order to attract and retain Directors by providing an incentive to work to increase the value of Shares and a stake in the future of the Company which corresponds to the stake of each of the Company’s stockholders. The Plan provides for the automatic grant of Non-Qualified Stock Options to aid the Company in obtaining these goals.

Section 2.
Definitions

     Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender.

     2.1 Board means the Board of Directors of the Company.

     2.2 Cause shall mean an act or acts by Director involving (a) the use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, a Parent or a Subsidiary, (b) the breach of any contract with the Company, a Parent or a Subsidiary, (c) the violation of any fiduciary obligation to the Company, a Parent or a Subsidiary, (d) the unlawful trading in the securities of the Company, a Parent or a Subsidiary, or of another corporation based on information gained as a result of the performance of services for the Company, a Parent or a Subsidiary, (e) a felony conviction or the failure to contest prosecution of a felony, or (f) willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, or other unlawful acts.

     2.3 Change of Control means either of the following:

           (a) any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration; or

           (b) any transaction pursuant to which persons who are not current stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the stockholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company.

However, notwithstanding the foregoing, in no event shall a registered public offering of securities of the Company consummated after the effective date hereof constitute a Change of Control or be included in the calculations above to determine whether a Change of Control has occurred.

     2.4 Code means the Internal Revenue Code of 1986, as amended.

     2.5 Committee means any committee appointed by the Board to administer the Plan, as specified in Section 5 hereof. Any such committee shall be comprised entirely of Directors.

     2.6 Common Stock means the common stock of the Company.

     2.7 Company means Global Preferred Holdings, Inc., a Delaware corporation, and any successor to such organization.

     2.8 Director means a member of the Board.

     2.9 Exchange Act means the Securities Exchange Act of 1934, as amended.

     2.10 Exercise Price means, with respect to an Option, the price which shall be paid to purchase one (1) Share upon the exercise of such Option granted under this Plan.

     2.11 Fair Market Value of each Share on any date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per share cannot be ascertained or is unavailable for such date, the Fair Market Value per share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):

           (a)  If the Share is listed or traded on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Share (or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

           (b)  If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the average of the closing dealer “bid” and “ask” prices of a Share as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers, Inc. on the date of such determination; or

           (c)  In the absence of an established public trading market for the Share, the Fair Market Value of a Share shall be determined in good faith by the Board.

     2.12 Insider means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     2.13 Option means an option granted under this Plan to purchase Shares which is not intended by the Company to satisfy the requirements of Code Section 422.

     2.14 Option Agreement means an agreement between the Company and the recipient of an Option evidencing an award of an Option.

     2.15 Outside Director means a Director who is not an employee of the Company and who qualifies as a “non-employee director” under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time.

     2.16 Parent means any corporation which is a parent of the Company (within the meaning of Code Section 424(e)).

     2.17 Plan means this Global Preferred Holdings, Inc. Directors Stock Option Plan, as may be amended from time to time.

     2.18 Qualified Public Offering means a firm commitment underwritten registered public offering by the Company of Common Stock before December 31, 2003.

     2.19 Share means a share of the Common Stock of the Company.

     2.20 Subsidiary means any corporation which is a subsidiary of the Company (within the meaning of Code Section 424(f)).

Section 3.
Shares Subject to Options

     The total number of Shares that may be issued pursuant to Options under this Plan shall not exceed 280,000, as adjusted pursuant to Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to an Option which remain after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan.

Section 4.
Effective Date

     The Effective Date of this Plan, as documented hereby, shall be the date it is adopted by the Board, as noted in resolutions effectuating such adoption; provided, however, such effectiveness is contingent upon the successful completion of a Qualified Public Offering.

Section 5.
Administration

     5.1 General Administration. This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board’s actions shall be binding on the Company, on each affected Director, and on each other person directly or indirectly affected by such actions.

     5.2 Authority of the Board. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to determine the terms and conditions of Options in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Options as allowed under the Plan and such Options. Further, the Board may make all other determinations which may be necessary or advisable for the administration of the Plan.

     5.3 Delegation of Authority. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than one (1) director. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee where the Board has delegated its authority to the Committee, and any action by the Committee pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. With respect to Committee appointments and composition, only a Committee (or a sub-committee thereof) comprised solely of two (2) or more Outside Directors may grant Options to Insiders that will be exempt from Section 16(b) of the Exchange Act. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee at any time, in whole or in part. Furthermore, notwithstanding the above, no decision may be made by a member of a Committee which would affect only Options held by such member or only Options held by such member and other members of such Committee; however, the Board may make decisions which would affect Options held by any member of the Board.

     5.4 Decisions Binding. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, and their estates and beneficiaries.

     5.5 Indemnification for Decisions. No member of the Board or the Committee (or a sub-committee thereof) shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee (or a sub-committee thereof) shall constitute service as a director of the Company so that the members of the Committee (or a sub-committee thereof) shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its bylaws and applicable law. In addition, the members of the Board, Committee (or a sub-committee thereof) shall be indemnified by the Company against (a) the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Option granted hereunder, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

Section 6.
Eligibility & Grant of Options

     6.1 Directors Eligible for Grants of Options. The individuals eligible to receive Options hereunder shall be solely those individuals who are Directors and who are not employees of the Company or any Parent or Subsidiary of the Company. Such Directors shall receive Options hereunder in accordance with the provisions of Section 6.2 below.

     6.2 Grant of Options. Options shall be granted to those Directors who are eligible under Section 6.1 above (an “eligible Director”) in accordance with the following formulas:

           (a)  Option Upon Initially Becoming a Director. Upon initially becoming an eligible Director, an individual shall, subject to subsection (c) below, be granted an Option to purchase 7,500 Shares, with such Option subject to the provisions of Section 7 below. The Options granted under this subsection (a) shall not be granted to a Director who has previously served as a Director and who is again becoming a Director, but shall only be granted upon an individual’s initially becoming an eligible Director. If an individual becomes an eligible Director after the Effective Date but before the date the registration statement for a Qualified Public Offering is declared effective, then the Option to be granted hereunder shall be granted on the effective date of such registration statement at the price as determined in Section 6.2(c)(i) below.

           (b)  Options After Each Year of Service. As of the end of each completed year of service as an eligible Director after the Effective Date, an individual shall, subject to subsection (c) below, be granted an Option to purchase 2,500 Shares, with such Option subject to the provisions of Section 7 below. If an individual becomes an eligible Director after the Effective Date and completes a year of service as an eligible Director before the date the registration statement for a Qualified Public Offering is declared effective, then the Option to be granted hereunder shall be granted on the effective date of such registration statement at the price as determined in Section 6.2(c)(i) below.

           (c)  Transitional Rules. Except as provided in this subsection (c), no individual who is serving as an eligible Director as of the Effective Date of this Plan shall be entitled to any Options under subsection (a) above, and no individual who is serving as an eligible Director as of the Effective Date of this Plan shall be entitled to any Options under subsection (b) above for the year of service for which the eligible Director receives an Option under Section 6.2(c)(ii) below.

                 (i)  Initial Options. On the effective date of the registration statement for the Qualified Public Offering, each eligible Director as of the Effective Date shall be granted an Option to purchase that number of Shares listed for each eligible Director on Exhibit A hereto. With respect to the Options granted pursuant to this Section 6.2(c)(i), the Fair Market Value of each Share shall be the price per share to the public of the common stock set forth in the effective registration statement for the Qualified Public Offering.

                 (ii)  Completed Year of Service Options. Each eligible Director serving on the Effective Date shall be granted Options under the terms and provisions of subsection (b) at the second annual meeting of the stockholders held after the Effective Date, as if such Director had completed a single year of service as of the date of such annual meeting. However, if the completion date of the Qualified Public Offering is after the first annual meeting of the stockholders held after the Effective Date, each eligible Director serving on the Effective Date shall be granted Options under the terms and provisions of subsection (b) at the next annual meeting of the stockholders held after the completion of a Qualified Public Offering, as if such Director had completed a single year of service as of the date of such annual meeting.

           (d)  Years of Service. A year of service as a Director shall be measured from the date of an annual meeting of stockholders of the Company to the date of the next succeeding annual meeting. The Committee shall have complete power to interpret the provisions of this Section 6.2, including the power to determine whether an individual has completed a year of service.

Section 7.
Terms of Options

     7.1 Option Agreements. Each Option shall be evidenced by an Option Agreement executed by the Company, a Parent or a Subsidiary, and the recipient of the Option, which shall be in such form and contain such terms and conditions as the Board in its discretion may, subject to the provisions of the Plan, from time to time determine, and which shall specify that the Option is non-qualified and not subject to Code Section 422. The Board and/or the Company shall have complete discretion to modify the terms and provisions of an Option in accordance with Section 12 of this Plan.

     7.2 Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price for each Share subject to an Option shall be the Fair Market Value of such Share determined as of the date of grant of such Option, and shall be set forth in the applicable Option Agreement.

     7.3 Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Agreement, but no Option Agreement shall:

           (a)  make an Option exercisable before the date such Option is granted; or

           (b)  make an Option exercisable after the earlier of:

                 (i)  the date such Option is exercised in full, or

                 (ii)  the date which is the fifth (5th) anniversary of the date such Option is granted. An Option Agreement may provide for the exercise of an Option after the service of a Director has terminated for any reason whatsoever, including death or disability. The Director’s rights, if any, upon termination of service will be set forth in the applicable Option Agreement.

     7.4 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, unless the Option Agreement provides otherwise, by delivery to the Company of a number of Shares which have been owned and completely paid for by the holder for at least six (6) months prior to the date of exercise (i.e., “mature shares” for accounting purposes) having an aggregate Fair Market Value equal to the amount to be tendered, or a combination thereof. In addition, unless the Option Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company’s equity securities under Section 12 of the Securities Exchange Act of 1934 as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board. However, notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Option Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Option holder. The holder of an Option, as such, shall have none of the rights of a stockholder. Notwithstanding the above, and in the sole discretion of the Board, an Option may be exercised as to a portion or all (as determined by the Board) of the number of Shares specified in the Option Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the Option holder and which shall include, with such other terms and conditions as the Board shall determine, provisions in a form approved by the Board under which: (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (which shall not be less than the prime bank loan rate as determined by the Board) as the Board shall approve, and (ii) the Option holder shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest. Other methods of payment may also be used if approved by the Board in its sole and absolute discretion and provided for under the Option Agreement.

     7.5 Conditions to Exercise of an Option. Each Option granted under the Plan shall be fully vested and exercisable as of the date of grant of such Option. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, voting restrictions, investment intent restrictions, restrictions on transfer, “first refusal” rights of the Company to purchase Shares acquired pursuant to the exercise of an Option prior to their sale to any other person, “drag along” rights requiring the sale of shares to a third party purchaser in certain circumstances, “lock up” type restrictions in the case of an initial public offering of the Company’s stock, restrictions or limitations that would be applied to stockholders under any applicable restriction agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

     7.6 Transferability of Options. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution, and, except as otherwise provided in the Option Agreement, an Option may also be transferred by an Option holder as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i) and no other persons, or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Option Agreement and other agreements with the Option holder in connection with the exercise of the Option and purchase of Shares. In the event of such a gift, the Option holder shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Option Agreement and other agreements with the Option holder. An Option shall be exercisable, during the Option holder’s lifetime, only by the Option holder; provided, however, that in the event the Option holder is incapacitated and unable to exercise his or her Option, such Option may be exercised by such Option holder’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of an Option holder and the determination of the appropriate representative of the Option holder who shall be able to exercise the Option if the Option holder is incapacitated shall be determined by the Board in its sole and absolute discretion.

Section 8.
Securities Regulation

     Each Option Agreement may provide that, upon the receipt of Shares as a result of the exercise of an Option or otherwise, the Option holder shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Option Agreement may also provide that, if so requested by the Company, the Option holder shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended (“1933 Act”), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

Section 9.
Life of Plan

     No Option shall be granted under this Plan on or after the earlier of:

           (a)  the tenth (10th) anniversary of the Effective Date of this Plan (as determined under Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

           (b)  the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Options granted under this Plan) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.

Section 10.
Adjustment

     Notwithstanding anything in Section 12 to the contrary, the number of Shares reserved under Section 3 of this Plan, the number of Shares subject to Options granted under this Plan, the number of Shares to be granted pursuant to Section 6 of this Plan, and the Exercise Price of any Options, shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Code Section 424(a)) the number of Shares reserved under Section 3, and the number of Shares subject to Options granted under this Plan, and the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights in the event of any corporate transaction described in Code Section 424(a) which provides for the substitution or assumption of such Options. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.

Section 11.
Change of Control of the Company

     Except as otherwise provided in an Option Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan which is not so assumed or substituted (a “Non-Assumed Option”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Options, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

           (a)  Unilaterally cancel such Non-Assumed Option in exchange for:

     (i)  whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) which, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares which could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting) over the aggregate Exercise Price for such Shares; or

     (ii)  cash or other property equal in value to the excess of the Fair Market Value of the Shares which could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting) over the aggregate Exercise Price for such Shares; and/or

           (b)  Unilaterally cancel such Non-Assumed Option after providing the holder of such Option with (1) an opportunity to exercise such Non-Assumed Option to the extent vested within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period.

However, notwithstanding the foregoing, to the extent that the recipient of Non-Assumed Option is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless an Option Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

Section 12.
Amendment or Termination

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the stockholders of the Company (a) to increase the number of Shares reserved under Section 3, except as set forth in Section 10 or pursuant to the provisions of Section 3, (b) to extend the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) to change the Exercise Price under Section 7, (d) to change the number of Shares subject to Options under Section 6, or (e) to change the designation of Directors eligible for Options under Section 6. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Option after it has been granted if (I) the modification, amendment or cancellation does not diminish the rights or benefits of the Option recipient under the Option, (II) the Option holder consents in writing to such modification, amendment or cancellation, (III) there is a dissolution or liquidation of the Company, (IV) this Plan and/or the Option Agreement expressly provides for such modification, amendment or cancellation, or (V) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

Section 13.
Miscellaneous

     13.1 Stockholder Rights. No Option holder shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual delivery of Shares subject to such Option to such Option holder.

     13.2 No Guarantee of Continued Relationship. The grant of an Option to an Option holder under this Plan shall not constitute a contract for services and shall not confer on an Option holder any rights upon the termination of his or her service relationship with the Company in addition to those rights, if any, expressly set forth in the Option Agreement which evidences his or her Option.

     13.3 Withholding. While it is not anticipated to be necessary, the Company shall have the power and the right to deduct or withhold, or require an Option holder to remit to the Company as a condition precedent for the fulfillment of any Option, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by an Option holder with respect to an Option. Whenever Shares are to be issued to an Option holder upon exercise of an Option, the Company shall have the right to require the Option holder to remit to the Company, as a condition of exercise of the Option, an amount in cash (or, unless the Option Agreement provides otherwise, in

Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that an Option holder is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Option Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of an Option. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

     13.4 Construction. This Plan shall be construed under the laws of the State of Delaware.

EXHIBIT A

Initial Option Grants on Effective Date

	Base Grant Amount	Additional Grant Amount*

Thomas W. Montgomery	10,000 Shares	25,000 Shares
Joseph F. Barone	10,000 Shares	20,000 Shares
C. Simon Scupham	10,000 Shares	10,000 Shares
Eugene M. Howerdd, Jr.	10,000 Shares	—
Milan M. Radonich	10,000 Shares	—

*	Additional grant amounts have been determined based on consideration of years of service on the Board and level of participation on committees of the Board.

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders

GLOBAL PREFERRED HOLDINGS, INC.

July 30, 2002

Please Detach and Mail in the Envelope Provided

A	☒	Please mark your votes as in this example.

	FOR all nominees	WITHHOLD
	listed at right (except	AUTHORITY
	as indicated to the	to vote for all nominees
	contrary below)	listed at right.	Nominees:		FOR	AGAINST	ABSTAIN
PROPOSAL 1:
To elect the persons listed at right to the Board of Directors:

INSTRUCTION: To withhold authority for any individual nominee, mark “FOR” above, but write that nominee’s name in the space below.	☐	☐	Joseph F. Barone Edward F. McKernan Eugene M. Howerdd, Jr. Thomas W. Montgomery Milan M. Radonich C. Simon Scupham	PROPOSAL 2: To ratify the Global Preferred Holdings, Inc. Stock Incentive Plan and the options granted thereunder.	☐	☐	☐
__________________________				PROPOSAL 3: To ratify the Global Preferred Holdings, Inc. Directors Stock Option Plan and the options granted thereunder.	☐	☐	☐
				PROPOSAL 4: To ratify the grant of options to S. Hubert Humphrey, Jr.	☐	☐	☐
				PROPOSAL 5: To ratify the selection of KPMG LLP as the independent auditors for the fiscal year ending December 31, 2002.	☐	☐	☐
The Company’s Board of Directors recommends a vote FOR the proposals.
Please mark, date and sign this Proxy, and return it in the enclosed, return-addressed envelope. No postage is necessary

Signature(s) of Stockholder(s)____________________ Name(s) of Stockholder(s)_________________________ Dated ________, 2002

(Be sure to date your Proxy)

NOTE:	If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

GLOBAL PREFERRED HOLDINGS, INC.
PROXY
SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 30, 2002

The undersigned hereby appoints Joseph F. Barone and Edward F. McKernan proxies, each with the power to appoint his substitute, and hereby authorizes either one or both of them to represent and vote, as designated, all of the common stock of Global Preferred Holdings, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the J. W. Marriott Hotel, 3300 Lenox Road, Atlanta, Georgia, 30326 on Tuesday, July 30, 2002, at 10:00 a.m., local time, and at any adjournments thereof, upon the proposals described in the accompanying Notice of Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

Please check the box if you intend to attend the Annual Meeting. ☐

(Continued on Reverse Side)

ANNUAL MEETING OF STOCKHOLDERS OF

GLOBAL PREFERRED HOLDINGS, INC.

July 30, 2002

Co. # ______________	Acc.# _____________________

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

YOUR CONTROL NUMBER IS  ________________

Please Detach and Mail in the Envelope Provided

A	☒	Please mark your votes as in this example.

	FOR all nominees	WITHHOLD
	listed at right (except	AUTHORITY
	as indicated to the	to vote for all nominees
	contrary below)	listed at right.	Nominees:		FOR	AGAINST	ABSTAIN
PROPOSAL 1:
To elect the persons listed at right to the Board of Directors:

INSTRUCTION: To withhold authority for any individual nominee, mark “FOR” above, but write that nominee’s name in the space below.	☐	☐	Joseph F. Barone Edward F. McKernan Eugene M. Howerdd, Jr. Thomas W. Montgomery Milan M. Radonich C. Simon Scupham	PROPOSAL 2: To ratify the Global Preferred Holdings, Inc. Stock Incentive Plan and the options granted thereunder.	☐	☐	☐
__________________________				PROPOSAL 3: To ratify the Global Preferred Holdings, Inc. Directors Stock Option Plan and the options granted thereunder.	☐	☐	☐
				PROPOSAL 4: To ratify the grant of options to S. Hubert Humphrey, Jr.	☐	☐	☐
				PROPOSAL 5: To ratify the selection of KPMG LLP as the independent auditors for the fiscal year ending December 31, 2002.	☐	☐	☐
The Company’s Board of Directors recommends a vote FOR the proposals.
Please mark, date and sign this Proxy, and return it in the enclosed, return-addressed envelope. No postage is necessary

Signature(s) of Stockholder(s)____________________ Name(s) of Stockholder(s)_________________________ Dated ________, 2002

(Be sure to date your Proxy)

NOTE:	If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.